                                  Exhibit 10.5

                           BEDFORD PROPERTY INVESTORS

                                     {LOGO}

                                NET OFFICE LEASE

                                TABLE OF CONTENTS

 1.  SALIENT LEASE TERMS............................................................2
 2.  DEFINITIONS....................................................................3
 3.  PREMISES.......................................................................9
 4.  TERM...........................................................................9
 5.  PRE-TERM POSSESSION............................................................9
 6.  DELAY IN DELIVERY OF POSSESSION...............................................10
 7.  MINIMUM RENT..................................................................10
 8.  ADDITIONAL RENT...............................................................10
 9.  ACCORD AND SATISFACTION.......................................................12
10.  SECURITY DEPOSIT..............................................................12
11.  USE...........................................................................13
12.  COMPLIANCE WITH LAWS AND REGULATIONS..........................................14
13.  SERVICE AND EQUIPMENT.........................................................18
14.  WASTE.........................................................................20
15.  ALTERATIONS...................................................................20
16.  PROPERTY INSURANCE............................................................21
17.  INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION.............................22
18.  LIABILITY INSURANCE...........................................................23
19.  INSURANCE POLICY REQUIREMENTS.................................................24
20.  LESSEE INSURANCE DEFAULT......................................................24
21.  FORFEITURE OF PROPERTY AND LESSOR'S LIEN......................................24
22.  MAINTENANCE AND REPAIRS.......................................................25
23.  DESTRUCTION...................................................................26
24.  CONDEMNATION..................................................................27
25.  ASSIGNMENT AND SUBLETTING.....................................................28
26.  ABANDONMENT...................................................................31
27.  ENTRY BY LESSOR...............................................................31
28.  SIGNS.........................................................................31
29.  DEFAULT.......................................................................31
30.  REMEDIES UPON DEFAULT.........................................................32
31.  BANKRUPTCY....................................................................34
32.  SURRENDER OF LEASE............................................................35
33.  LESSOR'S EXCULPATION..........................................................35
34.  ATTORNEYS' FEES...............................................................35
35.  NOTICES.......................................................................35
36.  SUBORDINATION.................................................................36
37.  ESTOPPEL CERTIFICATES.........................................................36
38.  WAIVER........................................................................37
39.  HOLDING OVER..................................................................37
40.  SUCCESSORS AND ASSIGNS........................................................37
41.  TIME..........................................................................37
42.  EFFECT OF LESSOR'S CONVEYANCE.................................................37
43.  COMMON AREAS..................................................................37
44.  TRANSFER OF SECURITY..........................................................38
45.  LATE CHARGES..................................................................38
46.  CORPORATE AUTHORITY...........................................................38
47.  MORTGAGEE PROTECTION..........................................................38
48.  WAIVER OF STATUTES............................................................39
49.  MISCELLANEOUS PROVISIONS......................................................39

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                                NET OFFICE LEASE


     THIS LEASE is dated for reference purposes only this 23rd day of November 1999.

                             1. SALIENT LEASE TERMS

1.1      RENT PAYMENT:                BEDFORD PROPERTY INVESTORS, INC.
                                      Lockbox # 73048 - Highlands
                                      P.O. Box 60000
                                      San Francisco, CA 94169-3048

1.2      PARTIES AND NOTICE ADDRESS:  Lessor:
                                      BEDFORD PROPERTY INVESTORS, INC.
                                      270 Lafayette Circle
                                      Lafayette, CA 94549


                                      Lessee:
                                      INFOWAVE SOFTWARE, INC.
                                      #188-4664 Longheed Highway
                                      Burnaby, BC, Canada V5C6B7

                                      (If more than one party,
                                      then the obligations
                                      hereunder shall be joint
                                      and several.)

                                                                  (Section 35.1)

1.3      LEASED                       (A)  Name and Location of Complex:
         PREMISES:                         Highlands Campus Tech Centre
                                           Building A
                                           21520 30th Avenue SE
                                           Bothell, WA 98021

                                      (B)  Leased Premises:
                                           First (1st) floor, Suite 102

                                      (C)  Approximately 7,329 rentable
                                           square feet.

                                                                   (Section 3.2)

1.4      TERM:                        (A)  Estimated Delivery Date:
                                           April 1, 2000

                                      (B)  Sixty (60) months

                                                                   (Section 4.1)

1.5      RENT:                        (A)  Minimum Rent:
                                           Months 01 - 12:   $8,856.00
                                           Months 13 - 36:   $10,047.00
                                           Months 37 - 60:   $10,627.00

                                      (B)  Advance Rent:
                                           $8,856.00 (Month 1 rent)

                                                                   (Section 7.2)






1.6      INITIAL SECURITY DEPOSIT:    $150,000.00 Letter of Credit

                                                                  (Section 10.1)

1.7      USE:                         Premises used solely for general office
                                      and research and development.

                                                                  (Section 11.1)

1.8      INITIAL PRO RATA PERCENT:    9.83%

                                                                (Section 2.1(l))
                                                                  (Section 16.3)

1.9      DECLARATION OF               Date of Recordation:  May 4, 1995
         RESTRICTIONS:                Book:  3026       Pages:  1471 - 1525
                                      Document Number:  Records of
                                                        Snohomish County

                                                                   (Section 3.5)


1.10     CONTENTS:                    This Lease consists of:
                                      Pages 1 through 43
                                      Sections 1 through 49.16
                                      Addenda: Addendum dated as of
                                      November 23, 1999

                                      Exhibits:
                                          A - Legal Description of Complex
                                          B - Plan of the Complex
                                          C - Floor Plan of the Leased Premises
                                          D - Construction Obligations
                                          E - Acknowledgment of Commencement
                                          F - Rules & Regulations
                                          G - Letter of Credit
                                          H - Janitorial Schedule


                                 2. DEFINITIONS

     2.1 The terms defined in this Article 2 shall, for all purposes of this Lease and all agreements supplemental hereto, have the meanings herein specified unless expressly stated otherwise.

       (a) "BUILDING" shall mean the structure which contains the Leased Premises, as further defined in Exhibit D hereto.

       (b) "BUILDING STANDARD WORK" shall mean the typical interior improvements in the Building Shell (as defined in Exhibit D hereto) constructed or to be constructed by Lessor, which are of the nature and quality required by specifications developed for the Complex by Lessor's architect. The Tenant Improvements (as defined in Exhibit D hereto) to be constructed pursuant to Exhibit D, unless otherwise specified pursuant to the terms and conditions of Exhibit D, shall be Building Standard Work.

       (c) "COMMENCEMENT DATE" shall mean the earlier of the following dates:

         (i) The day upon which Lessee takes possession of the Leased Premises (Pre-term possession of the Leased Premises by Tenant pursuant to Article 5 shall not constitute Lessee's taking possession of the Leased Premises for purposes of determining the Commencement Date.); or

         (ii) The date upon which the Tenant Improvements are Substantially Complete (as defined in Exhibit D hereto) as determined by Lessor's architect in accordance with Exhibit D.

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       (d) "COMMON AREAS" shall mean all areas and facilities outside the Leased
Premises within the exterior boundaries of the Complex of which the Leased Premises form a part, that are provided and designated by Lessor from time to time for the general use and convenience of Lessee and of other tenants of Lessor having the common use of such areas, and their respective authorized representatives and invitees. Common Areas include, without limitation, corridors, stairways, elevator shafts, janitor rooms, driveways, parking areas, and landscaped areas all as generally described on Exhibit B attached hereto. Exhibit B is tentative and Lessor reserves the right to make alterations thereto from time to time, provided such alterations do not materially impair Lessee's use and enjoyment of the Leased Premises or the Common Areas.

       (e) "COMPLEX" is that parcel of real property of which the Leased Premises forms a part, together with the parcels in common ownership therewith, and contiguous thereto, which property is described with particularity in Exhibit A attached hereto and made a part hereof by reference.

       (f) "LEASE YEAR" means any calendar year, or portion thereof, following the commencement hereof, the whole or any part of which period is included within the Term.

       (g) "LEASED PREMISES" shall mean the portion of space leased to Lessee hereunder, as described in Section 1.3 and depicted on Exhibit C.

       (h) "LINES" shall mean communications, computer, audio and video, security and electrical (other than electrical wiring terminating at or connected to Building standard electrical outlets), cables, wires, lines, duct work, sensors, switching equipment, control boxes and related improvements at the Complex, Building or the Leased Premises.

       (i) "MAJOR VERTICAL PENETRATIONS" shall mean stairs, elevator shafts, flues, pipe shafts, vertical ducts, and the like, and their enclosing walls, which serve more than one floor of the Building, but shall not include stairs, dumbwaiters, lifts, and the like, exclusively serving a tenant occupying offices on more than one floor.

       (j) "OCCUPIED FLOOR AREA" means that portion of the Rentable Area of the Complex which is leased and occupied.

       (k) "OPERATING COSTS" means the total amounts paid or payable, whether by Lessor or others on behalf of Lessor, in connection with the ownership, maintenance, repair, replacement and operations of the Complex (including, without limitation, all areas and facilities within the exterior boundaries of the Complex) as determined by standard accounting procedures. Operating Costs shall include, but not be limited to, the aggregate of the amount paid for all fuel used in heating and air conditioning of the Building; the amount paid or payable for all electricity furnished by Lessor to the Complex (other than electricity furnished to and paid for by other lessees by reason of their extraordinary consumption of electricity); the cost of periodic relamping and reballasting of lighting fixtures; the amount paid or payable for all hot and cold water (other than that chargeable to individual tenants by reason of their extraordinary consumption of water); the amount paid or payable for all labor and/or wages and other payments, including the cost to Lessor of workers' compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors, caretakers, and other employees, contractors and subcontractors of Lessor (including wages of the Building manager) involved in the operation, maintenance and repair of the Complex; painting of exterior walls of the buildings in the Complex; managerial and administrative expenses; the total charges of any independent contractors employed in the repair, care, operation, maintenance, and cleaning of the Complex; the amount paid or payable for all supplies occasioned by everyday wear and tear; the costs of climate control, window and exterior wall cleaning, telephone and utility costs; the cost of accounting services necessary to compute the rents and charges payable by tenants of the Complex and to keep the books and records for the Complex; fees for legal, accounting, inspection and consulting services; the cost of operating, repairing and maintaining the Building elevators and the utility systems, including Lines, of the Complex; the cost of porters, guards and other protection services; the cost of establishing and maintaining the Building's directory board; payments for


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general maintenance and repairs to the plant and equipment supplying climate control; the cost of supplying all services pursuant to Article 13 hereof to the extent such services are not paid by individual tenants; amortization of the costs, including repair and replacement, of all maintenance and cleaning equipment and master utility meters and of the costs incurred for repairing or replacing all other fixtures, equipment and facilities serving or comprising the Complex which by their nature require periodic or substantial repair or replacement, and which are not charged fully in the year in which they are incurred, at rates on the various items determined from time to time by Lessor in accordance with sound accounting principles; the net cost and expenses for liability and property insurance for which Lessor is responsible hereunder or which Lessor or its lenders deems necessary in connection with the operation of the Complex (including, without limitation, self-insurance and the payment of deductible amounts under insurance policies); community association dues or assessments and property owners' association dues and assessments which may be imposed upon Lessor by virtue of any recorded instrument affecting title to the Complex; and costs of complying with all governmental regulations, rules, laws, ordinances and codes. In addition, Operating Costs shall include any Real Estate Taxes as defined in Paragraph 2.1(o) hereof, and an administrative/management fee payable to Lessor and/or a third party property management firm consistent with what would be charged by an independent professional management service for operation of comparable projects in the vicinity. Operating Costs shall also include, without limitation, the repair and replacement, resurfacing and repaving of any paved areas, curbs, gutters or other surfaces or areas within the Complex, the repair and replacement of any equipment or facilities located within or serving the Complex, and the cost of any capital repairs, replacements or improvements made by Lessor to the Complex ("CAPITAL COSTS") subject to the limitations set forth below. However, certain Capital Costs (the "RESTRICTED CAPITAL COSTS") shall be includable in Operating Costs each year only to the extent of that fraction allocable to the year in question calculated by amortizing such Restricted Capital Costs over the reasonably useful life of the improvement resulting therefrom, as determined by generally accepted accounting principles, with interest on the unamortized balance at the interest rate as may have been paid by Lessor for the funds borrowed for the purpose of performing the work for which the Restricted Capital Costs have been expended, or if Lessor did not use outside financing to pay for Restricted Capital Costs, at the interest rate of ten percent (10%) per annum, but in no event shall either of such interests rates exceed the highest rate permissible by law. Lessor shall use commercially-reasonable efforts and act in good faith to obtain a competitive financing package for any Capital Costs intended to be passed through to Lessee. The Restricted Capital Costs subject to such amortization procedure are the following: (x) those costs for capital improvements to the Complex of a type which do not normally recur more frequently than every five
(5) years in the normal course of operation and maintenance of facilities such as the Complex (specifically excluding painting of all or a portion of the Complex); (y) costs reasonably incurred for the primary purpose of reducing other operating expenses or utility costs, and (z) expenditures by Lessor that are required by governmental law, ordinance, regulation or mandate, including, without limitation, any Environmental Laws (as such term is defined in Article
12), which were not applicable to the Complex at the time of the original construction. Except for those improvements that qualify for treatment as Restricted Capital Costs, Lessee shall not be obligated to pay for any improvements to the Complex which would constitute a betterment to the Complex, including, but not limited to: expenses incurred to increase the original rentable space in the Complex; expenses incurred to upgrade the quality and/or character of the Complex; any and all other costs incurred where the Lessor or other tenants will be the primary beneficiary of the expenditure of such costs. Operating Costs shall not include legal or accounting expenses incurred expressly for negotiating a lease with a particular tenant, or as a result of a default of a specific tenant, which negotiation or default does not affect the operation of the Complex. In addition, the following costs and expenses shall not be included in Operating Costs:

              (i) Costs occasioned by the act, omission or violation of law by Lessor, any occupant of the Complex other than Lessee, or their respective agents, employees or contractors.

              (ii) Costs to the extent Lessor receives reimbursement for those costs from others, including payment of insurance proceeds,


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                     condemnation proceeds or pursuant to any contractor or
                     manufacturer warranty or guaranty.

              (iii) Costs of any renovation, improvement, painting or redecorating of any portion of the Land or Building or Complex if performed solely for other Lessees.

              (iv) Fees, commissions, attorneys' fees, auditing fees, brokerage fees or commissions, and other costs incurred in connection with negotiations or disputes with any other current, past or prospective occupant or Lessee of the Building or the Complex or in preparing, negotiating or enforcing leases or lease-related documents such as guarantees, estoppels, nondisturbance agreements, termination agreements, amendments, subleases, assignments, and the like; and costs arising from the violation by Lessor or any occupant of the Building or the Complex (other than Lessee) of the terms and conditions of any lease or other agreement, and any rental concessions or buyouts or Lessee relocations.

              (v) Interest, charges and fees incurred on debt, payment on mortgages and rent under ground leases; and costs expended in connection with any sale, hypothecation, financing, refinancing, or ground lease of the Building or Land or Complex or of the Lessor's interest therein.

              (vi) Any depreciation for any of the real or personal property associated with the Premises, Building, Complex or Land, including any leasehold improvements; any reserves for any purpose; any bad debt, rent loss, or reserves for bad debt or rent loss.

              (vii)  Advertising, promotional costs, or market study fees.

              (viii) Increases in insurance costs caused by nature of the ongoing business activities of Lessor or any other occupant of the Complex.

              (ix) Wages, salaries, compensation, and labor burden for any employee not stationed at the Complex on a full-time basis or above the level of Lessor's Complex manager and Lessor's general overhead or any other expense not related to the Building or Complex.

              (x) Any governmental fines, penalties, or interest imposed on Lessor unless caused by Lessee, its employees, agents, contractors, subLessees, or assigns; any costs related to public transportation, transit, or vanpool, unless imposed by governmental authority or at the request of Lessee.

              (xi) Costs, including but not limited to attorneys' fees, associated with the operation of the business of the entity which constitutes Lessor, as distinguished from the costs of operation of the Complex, including accounting and legal matters, costs of defending any lawsuits with any mortgage, costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Building or any part thereof, and costs of any disputes between Lessor and its employees or disputes of Lessor with building management personnel.


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              (xii)  Costs and expenses for which Lessee reimburses Lessor directly and separately from Common Area Costs or which Lessee pays directly to a third person.

              (xiii) Damages incurred by Lessor for any default, breach, claim, judgment or settlement.

              (xiv) The cost of acquiring sculptures, paintings and other art objects, provided, however, the cost of leasing art work for Common Areas may be included in Common Area costs.

              (xv)   Charitable and political contributions.


       (l) "PRO RATA PERCENT" shall be that fraction (converted to a percentage) the numerator of which is the Rentable Area of the Leased Premises and the denominator of which is the number of Rentable Area of all floors (or leased premises if the Complex is on a single floor) in the Complex. Lessee's Pro Rata Percent as of the commencement of the Term hereof is specified in Section 1.8. Said Pro Rata Percent shall be recalculated as may be required effective as at the commencement of any period to which the calculation is applicable in this Lease. Notwithstanding the preceding provisions of this Section 2.1(l), Lessee's Pro Rata Percent as to certain expenses may be calculated differently to yield a higher percentage share for Lessee as to certain expenses in the event Lessor permits other tenants in the Complex to directly incur such expenses rather than have Lessor incur the expense in common for the Complex (such as, by way of illustration, wherein a tenant performs its own janitorial services). In such case Lessee's Pro Rata Percent of the applicable expense shall be calculated as having as its denominator the Rentable Area of all floors (or leased premises if the Complex is on a single floor) rentable to tenants in the Complex less the Rentable Area of tenants who have incurred such expense directly. Furthermore, in the event Lessee consumes extraordinary amounts of any provided utility or other service, Lessee's Pro Rata Percent for such utility or service may, at Lessor's election, be based on usage as opposed to Rentable Area, that is, Lessee's Pro Rata Percent of such a utility or service would be calculated as having as its denominator the total usage of such utility or service in the Complex (or Building as the case may be), and having as its numerator Lessee's usage of such utility or service. In any case in which Lessee, with Lessor's consent, incurs such expenses directly, Lessee's Pro Rata Percent will be calculated specially so that expenses of the same character which are incurred by Lessor for the benefit of other tenants in the Complex shall not be prorated to Lessee. If repairs are required for systems exclusively serving the Leased Premises (whether within or outside of said Leased Premises), Lessee shall pay one hundred percent (100%) of such repair costs. Nothing herein shall imply that Lessor will permit Lessee or any other tenant of the Complex to incur any Operating Costs directly. Any such permission shall be in the sole discretion of the Lessor, which Lessor may grant or withhold in its arbitrary judgment.

       (m) "R/U RATIO" (an abbreviation for Rentable/Usable Ratio) shall mean that fraction the numerator of which is Rentable Area and the denominator of which is Usable Area.

       (n) "REAL ESTATE TAXES" or "TAXES" shall mean and include all general and special taxes, assessments, fees of every kind and nature, duties and levies, charged and levied upon or assessed by any governmental authority against the Complex including the land, the Building, any other improvements situated on the land other than the Building, the various estates in the land and the Building, any Tenant Improvements, fixtures, installations, additions and equipment, whether owned by Lessor or Lessee; except that it shall exclude any taxes of the kind covered by Section 8.1 hereof to the extent Lessor is reimbursed therefor by any tenant in the Building. Real Estate Taxes shall also include the reasonable cost to Lessor of contesting the amount, validity, or the applicability of any Taxes mentioned in this Section. Further included in the definition of Taxes herein shall be general and special assessments, license fees, commercial rental tax, levy or tax (other than net income, inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, as against any legal or equitable interest of Lessor in the Leased Premises or in the Complex or


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on the act of entering into this Lease or, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Leased Premises or the Complex; any tax, fee, or charge with respect to the possession, leasing, transfer of interest, operation, management, maintenance, alteration, repair, use, or occupancy by Lessee, of the Leased Premises or any portion thereof or the Complex; or any tax imposed in substitution, partially or totally, for any tax previously included within the definition of Taxes herein, or any additional tax related to the Complex, the Building or the land they are situated on, the nature of which may or may not have been previously included within the definition of Taxes. Further, if at any time during the Term of this Lease the method of taxation or assessment of real estate or the income therefrom prevailing at the time of execution hereof shall be, or has been, altered so as to cause the whole or any part of the Taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon Lessor, wholly or partially, as a capital levy, business tax, fee, permit or other charge, or on or measured by the Rents received therefrom, then such new or altered taxes, regardless of their nature, which are attributable to the land, the Building, the Complex or to other improvements on the land shall be deemed to be included within the term Real Estate Taxes for purposes of this Section, whether in substitution for, or in addition to any other Real Estate Taxes, save and except that such shall not be deemed to include any enhancement of said tax attributable to other income of Lessor. With respect to any general or special assessments which may be levied upon or against the Leased Premises, the Complex, or the underlying realty, or which may be evidenced by improvement or other bonds, and may be paid in annual or semi-annual installments, Real Estate Taxes or Taxes for such year shall only include an amount for such general or special assessments equal to what the annual or semi-annual installments for that year would be if Lessor selected the maximum legally-permissible period for paying the general or special assessment, prorated for any partial year, and statutory interest shall be included within the computation of Taxes for which Lessee is responsible hereunder.

       (o) "RENT," "RENT" or "RENTAL" means Minimum Rent and all other sums required to be paid by Lessee pursuant to the terms of this Lease.

       (p) "RENTABLE AREA." The Rentable Area shall mean all areas available or held for the exclusive use and occupancy of occupants or future occupants of the Complex, measured from the inside finished surface of the dominant portion of the permanent outer Building walls, excluding any Major Vertical Penetrations of the floor. No deductions shall be made for columns and projections necessary to the Building. The Rentable Area of an office on the floor shall be computed by multiplying the Usable Area of that office by the R/U Ratio described in Section 2.1(m) for the floor.

       (q) "STRUCTURAL" as herein used shall mean any portion of the Leased Premises or Complex which provides bearing support to any other integral member of the Complex such as, by limitation, the roof structure (trusses, joists, beams), posts, load bearing walls, foundations, girders, floor joists, footings, and other load bearing members constructed by Lessor.

       (r) "TENANT IMPROVEMENTS" shall have the meaning set forth in the Work Letter Agreement.

       (s) "TERM" shall mean the term of the Lease as specified in Article 4 hereof, including any partial month at the commencement of the Term.

       (t) "TOTAL BUILDING AREA" is the total gross leasable area of the Building.

       (u) "USABLE AREA." The Usable Area of an office shall be the number of square feet computed by measuring to the finished surface of the office side of corridor and other permanent walls, to the center of partitions that separate the office from adjoining Usable Areas, and to the inside finished surface of the permanent outer Building walls. No deductions shall be made for the columns and projections necessary to the Building. The Usable Area of a floor shall be equal to the sum of all Usable Areas on that floor.

       (v) "WORK LETTER AGREEMENT" shall mean that certain Work Letter Agreement

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of even date herewith, a form of which is attached hereto as Exhibit D.

                                   3. PREMISES

     3.1 DEMISING CLAUSE. Lessor hereby leases to Lessee, and Lessee hires from Lessor a portion of the Complex as hereinafter defined.

     3.2 DESCRIPTION. The Complex, as defined in Section 2.1(e), is described generally in Section 1.3(A) hereof. The premises leased herein are described in
Section 1.3(B) and are delineated on Exhibit C which is attached hereto and made a part hereof by reference, consisting of the approximate amount of square footage as specified in Section 1.3(C) hereof (the "LEASED PREMISES.") The term "BUILDING" shall refer to the Building in which the Leased Premises are located. Lessee acknowledges that Lessor reserves the right to change the shape, size, location, number and extent of the improvements to any portion of the Complex without consent of Lessee and without affecting Lessee's obligations hereunder. Lessor reserves the area beneath and above the Building as well as the exterior thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires, and structural elements leading through the Leased Premises serving other parts of the Complex, so long as such items are concealed by walls, flooring or ceilings. Such reservation in no way affects the maintenance obligations imposed herein, nor shall such reservation alter the parties' responsibilities and obligations set forth in this Lease regarding Hazardous Materials (as defined in Section 12.3(a) below). Lessor may exercise the rights reserved to it in this Section 3.2, subject to not materially impairing Lessee's use and enjoyment of the Leased Premises and the Common Areas and not unreasonably interfering with the operation of Lessee's business within the Leased Premises.

     3.3 [Intentionally omitted.]

     3.4 COVENANTS, CONDITIONS AND RESTRICTIONS. The parties agree that this Lease is subject to the effect of (a) any covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights of way of record, and any other matters or documents of record; including the Declaration of Restrictions as referenced in Section 1.9 (b) any zoning laws of the city, county and state where the Complex is situated; and (c) general and special taxes not delinquent. Lessee agrees that as to its leasehold estate, Lessee and all persons in possession or holding under Lessee will conform to and will not violate the terms of any covenants, conditions or restrictions of record which may now or hereafter encumber the property (hereinafter the "RESTRICTIONS"). This Lease is subordinate to the restrictions and any amendments or modifications thereto. Lessee acknowledges its receipt, review and acceptance of a copy of the Declaration of Restrictions. Lessor represents that as of the date hereof the terms and conditions of the Declaration of Restrictions and the Lease do not conflict with one another, and shall use good faith efforts to ensure that the Declaration of Restrictions is not amended in anyway that could materially and adversely affect Lessee's rights under this Lease.


                                     4. TERM

     4.1 COMMENCEMENT DATE. The Term of this Lease shall commence on the date specified in Section 2.1(c) hereof and shall be for the term specified in
Section 1.4(B) hereof, plus any partial month at the commencement of the Term.

     4.2 ACKNOWLEDGMENT OF COMMENCEMENT. After delivery of the Leased Premises to Lessee, Lessee shall execute a written acknowledgment of the date of commencement in the form attached hereto as Exhibit E, and by this reference it shall be incorporated herein.

                             5. PRE-TERM POSSESSION

     5.1 CONDITIONS OF ENTRY. In the event the Leased Premises are to be constructed or remodeled by Lessor, Lessor may notify Lessee when the Leased Premises are ready for Lessee's


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fixturing or Lessee's work, which may be prior to Substantial Completion of the
Tenant Improvements in the Leased Premises by Lessor. Lessee may thereupon enter the Leased Premises for such purposes at its own risk, to make such improvements as Lessee shall have the right to make, to install fixtures, supplies, inventory and other property. Lessee agrees that it shall not in any way interfere with the progress of Lessor's work in constructing the Tenant Improvements by such entry. Should such entry prove an impediment to the progress of Lessor's work, in Lessor's judgment, Lessor may demand that Lessee forthwith vacate the Leased Premises until such time as Lessor's work is complete, and Lessee shall immediately comply with this demand.

     During the course of any pre-term possession, whether such pre-term period arises because of an obligation of construction on the part of Lessor, or otherwise, all terms and conditions of this Lease, except for rent and commencement, shall apply, particularly with reference to indemnity by Lessee of Lessor under Article 17 herein for all occurrences within or about the Leased Premises.

                       6. DELAY IN DELIVERY OF POSSESSION

     6.1 DELAY. If Lessor, for any reason whatsoever, cannot deliver possession of the Leased Premises to Lessee at the Estimated Delivery Date set forth in
Section 1.4 (A), this Lease shall not be void or voidable, nor shall Lessor be liable for any loss or damage resulting therefrom, but in that event, Lessee shall have no obligation to pay any Rent for the period between the Estimated Delivery Date and the Commencement Date. In the event Lessor cannot deliver the Leased Premises to Lessee within six (6) months beyond the Estimated Delivery Date, then Lessor may elect to terminate this Lease. In the event Lessor cannot deliver the Leased Premises to Lessee within six (6) months beyond the Estimated Delivery Date for any reason other than Lessee Delay or Force Majeures (each as defined in the Work Letter Agreement), then Lessee may elect to terminate this Lease. In the event the Leased Premises are not delivered within two (2) years from the date of execution, this Lease shall automatically terminate.

                                 7. MINIMUM RENT

     7.1 PAYMENT. Lessee shall pay to Lessor at the address specified in Section 1.1, or at such other place as Lessor may otherwise designate, as "MINIMUM RENT" for the Leased Premises the amount specified in Section 1.5(A) hereof, payable in advance on the first day of each month during the Term. If the Term commences on other than the first day of a calendar month, the rent for the first partial month shall be prorated accordingly.

     All payments of Minimum Rent (including sums defined as rent in Section 2.1(o)) shall be in lawful money of the United States, and payable without deduction, setoff, offset, counterclaim, recoupment, notice or demand.

     7.2 ADVANCE RENT. The amount specified in Section 1.5(B) hereof is paid herewith to Lessor upon execution of this Lease as advance rent, receipt of which is hereby acknowledged, provided, however, that such amount shall be held by Lessor as a "SECURITY DEPOSIT" pursuant to Section 10.1 hereof until it is applied by Lessor to the first Minimum Rent due hereunder.

     7.3 LATE PAYMENT. If during any twelve (12) month period Lessee fails on more than one occasion to make any payment of Minimum Rent to Lessor on the date when it is due, then Lessor may, by giving written notice to Lessee, require that Lessee pay the Minimum Rent to Lessor quarterly in advance.

                               8. ADDITIONAL RENT

     8.1 PERSONAL PROPERTY, GROSS RECEIPTS, LEASING TAXES. This Section 8.1 is intended to deal with impositions or taxes directly attributed to Lessee or this transaction, as distinct from Real Property Taxes attributable to the Complex which are to be allocated among various tenants and others and which are included in Operating Costs. In addition to the Minimum Rent and additional charges to be paid by Lessee hereunder, Lessee shall reimburse Lessor upon demand for


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any and all taxes required to be paid by Lessor (excluding state, local or federal personal and corporate income taxes measured by the income of Lessor from all sources, and estate and inheritance taxes) to the extent directly attributable to Lessee or this transaction and to the extent Lessee has not otherwise compensated Lessor for the same taxes under another provision of this Lease, whether or not now customary or within the contemplation of the parties hereto:

       (a) Upon, measured by, or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located in the Leased Premises or by the cost or value of any Tenant Improvements made in or to the Leased Premises by or for Lessee, other than Building Standard Work, regardless of whether title to such improvements shall be in Lessee or Lessor;

       (b) Upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the Leased Premises or any portion thereof to the extent such taxes are not included as Real Estate Taxes as defined in Section 2.1(n); and

       (c) Upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Leased Premises.

     For purposes of this Section 8.1, the term "taxes" shall include, but not be limited to, any fees, charges, (including, without limitation, permit, approval or licensing fees, charges or costs) and fines, penalties and costs attributable to Lessee's failure to timely pay taxes or to reimburse Lessor for taxes pursuant to this Section 8.1.

     In the event that it shall not be lawful for Lessee so to reimburse Lessor for any Real Property Taxes or any other taxes specified in this Section 8.1, the Minimum Rent payable to Lessor under this Lease shall be increased to net Lessor (i.e., after payment of the Real Property Taxes or other taxes for which Lessor may not receive reimbursement from Lessee) the amount of Minimum Rent plus reimbursement for Real Property Taxes or other taxes which would have been receivable by Lessor if such Real Property Taxes or other taxes had been reimbursed to Lessor by Lessee as contemplated herein. All Real Property Taxes or other taxes payable by Lessee under this Section shall be deemed to be, and shall be paid as, additional Rent.

     8.2 OPERATING COSTS.

       (a) Lessee shall pay to Lessor, as additional rent, its Pro Rata Percent of the Operating Costs for the Complex for any Lease Year, calculated on the basis of the greater of (i) actual Operating Costs; or (ii) as if the Complex were at least ninety percent (90%) occupied and operational for the whole of such Lease Year.

       (b) If any Lease Year of less than twelve (12) months is included within the Term, the amount payable by Lessee for such period shall be prorated on a per diem basis (utilizing a three hundred sixty [360] day year).

     8.3 METHOD OF PAYMENT. Any additional Rent payable by Lessee under Sections
8.1 and 8.2 hereof shall be paid as follows, unless otherwise provided:

       (a) During the Term, Lessee shall pay to Lessor monthly, in advance with its payment of Minimum Rent, one-twelfth (1/12) of the amount of such additional Rent as reasonably estimated by Lessor in advance, in good faith, to be due from Lessee.

       (b) Annually, as soon as is reasonably possible after the expiration of each Lease Year, Lessor shall prepare in good faith and deliver to Lessee a comparative statement setting forth (1) the Operating Costs for such Lease Year, and (2) the amount of additional Rent owed by Lessee as determined in accordance with the provisions of this Article 8.


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       (c) If the aggregate amount of such estimated additional Rent payments made by Lessee in any Lease Year should be less than the additional Rent due for such year, then Lessee shall pay to Lessor as additional Rent upon demand the amount of such deficiency. If the aggregate amount of such additional Rent payments made by Lessee in any Lease Year of the Term should be greater than the additional Rent due for such year, then the amount of such excess, less such amount as may be reasonably required to cure any outstanding default of Lessee or pay any outstanding monetary obligation of Lessee to Lessor, will be applied by Lessor to the next succeeding installments of such additional Rent due hereunder; and if there is any such excess for the last year of the Term, the amount thereof will be refunded by Lessor to Lessee, except such amount as may be reasonably required to cure any outstanding default of Lessee or pay any outstanding monetary obligation of Lessee to Lessor.

     8.4 AUDIT RIGHTS. Within thirty (30) days after receipt of Lessor's annual reconciliation, Lessee shall have the right, after at least thirty (30) days prior written notice to Lessor given within such thirty-day period, to examine and conduct an audit at the offices of Lessor or its property manager, the books and records of Lessor pertaining solely to the Operating Costs for the immediately preceding calendar year covered in such annual reconciliation statement. Such audit shall be conducted by an independent certified accounting firm retained by Lessee. All expenses of the audit shall be borne by Lessee, unless the audit reveals that the Operating Costs charged to Lessee by Lessor were overstated by five percent (5%) or more, in which event the cost of the audit shall be paid by Lessor.

                           9. ACCORD AND SATISFACTION

     9.1 ACCEPTANCE OF PAYMENT. No payment by Lessee or receipt by Lessor of a lesser amount of Minimum Rent or any other sum due hereunder as additional Rent or any other payment shall be deemed to be other than on account of the earliest due Rent or payment, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or payment or pursue any other remedy available in this Lease, at law or in equity. Lessor may accept any partial payment from Lessee without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required to be given pursuant to any applicable statute or other law of the State of Washington.

                              10. SECURITY DEPOSIT

     10.1 PAYMENT ON LEASE EXECUTION. Lessee shall deliver to Lessor, in lieu of a cash security deposit, an irrevocable standby letter of credit ("Letter of Credit") naming Lessor as beneficiary, in the amount of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) within five (5) business days after mutual execution of this Lease. A major national bank shall issue such Letter of Credit in substance identical to the form attached hereto as Exhibit "G". The Letter of Credit shall allow draws by Lessor upon sight draft accompanied by a statement by Lessor that it is entitled to draw upon the Letter of Credit and shall contain terms which allow Lessor to make partial and multiple draws up to the face amount of the Letter of Credit. If Lessee fails to pay Rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, including and not limited to Lessee's obligation to restore or clean the Leased Premises following vacation thereof pursuant to Section 15.4 of this Lease, Lessor may draw on the Letter of Credit, or a portion thereof, in such amounts as are required to cover the payment of any Rent or other charges in default, or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default. If Lessee has not delivered to Lessor at least sixty (60) days prior to the expiration of the original Letter of Credit (or any renewal letter of credit) a renewal or extension thereof, then following Lessee's failure to do so upon 5 days notice, Lessor shall have the right to draw down the entire amount of the original Letter of Credit (or renewal thereof) and retain, in a separate, interest-bearing account with interest accruing for the benefit of Lessee, the proceeds thereof as the security pursuant to this

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Section. The amount of the required Letter of Credit shall be reduced by:
$75,000 after twelve (12) months of the Lease Term; $37,500 after twenty-four
(24) months of the Lease Term; and $37,500 after thirty-six (36) months of the Lease Term; provided that the foregoing reductions shall only occur, if at the time of such scheduled reductions in the Letter of Credit amount, Lessee (i) is not then in default under the Lease beyond any applicable cure period, and (ii) Lessee has achieved success in its business as demonstrated by Lessee's meeting the following minimum financial performance standards for four consecutive quarters :

       (a) the current ratio of Lessee's assets to liabilities is at least 2:1;

       (b) Lessee's Net Worth is equal to or greater than $7,500,000. For purposes hereof, the term "Net Worth" shall mean, as of any date, (x) the aggregate tangible assets of Lessee as of such date (i.e., all assets except for intangible assets) such as goodwill, patents, trademarks, copyrights, franchises, research and development, minus (y) the aggregate liabilities of Lessee at such date;

       (c) Lessee's Net Operating Income shall be positive for each such fiscal quarter. For purposes of the preceding sentence, "Net Operating Income" shall mean, for each such quarter, the gross revenues and receipts of Lessee for such quarter (and not including any revenues or receipts received from the sale, transfer or other disposition of any operating or non-operating assets, or any extraordinary events), minus all costs, expenses and charges from Lessee's operation for such quarter (including interest expense, but not including taxes or depreciation), determined in accordance with generally accepted accounting principles.

Additionally, the Letter of Credit requirement shall be eliminated upon the Lessee's achieving sustained success in its business demonstrated by executing four consecutive quarters of performing all of the following:

       (a) the current ratio of Lessee's assets to liabilities is at least 2:1;

       (b) Lessee's Net Worth is equal to or greater than $7,500,000; and

       (c) Lessee's Net Operating Income not be less than $750,000 for each such fiscal quarter.

     Lessee shall provide a Security Deposit equal to the last month's Minimum Base Rent in the event the Letter of Credit is eliminated.

     10.2 RESTORATION OF DEPOSIT. If Lessor elects to use or apply all or any portion of the Security Deposit as provided in Section 10.1, Lessee shall within ten (10) days after written demand therefor pay to Lessor in cash, an amount equal to that portion of the Security Deposit used or applied by Lessor, and Lessee's failure to so do shall be a material breach of this Lease. The ten (10) day notice specified in the preceding sentence shall insofar as not prohibited by law, constitute full satisfaction of notice of default provisions required by law or ordinance with respect to any default arising out of Lessee's failure to restore the Security Deposit.

                                    11. USE

     11.1 PERMITTED USE. The Leased Premises may be used and occupied only for the purposes specified in Section 1.7 hereof, and for no other purpose or purposes. Lessee shall promptly comply with all laws, ordinances, orders and regulations affecting Lessee's use and occupancy of the Leased Premises, including those relating to cleanliness and safety.

     11.2 SAFES, HEAVY EQUIPMENT. Lessee shall not place a load upon any floor of the Leased Premises which exceeds fifty (50) pounds per square foot live load. Lessor reserves the right to prescribe the weight and position of all safes and heavy installations which Lessee wishes to place in the Leased Premises so as properly to distribute the weight thereof, or to require plans prepared


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by a qualified structural engineer at Lessee's sole cost and expense for such heavy objects. Notwithstanding the foregoing, Lessor shall have no liability for any damage caused by the installation of such heavy equipment or safes.

     11.3 MACHINERY. Business machines and mechanical equipment belonging to Lessee which cause noise and/or vibration that may be transmitted to the structure of the Building or to any other leased space to such a degree as to be objectionable to Lessor or to other tenants in the Complex shall be placed and maintained by the party possessing the machines or equipment, at such party's expense, in settings of cork, rubber or spring type noise and/or vibration eliminators, and Lessee shall take such other measures as needed to eliminate vibration and/or noise. If the noise or vibrations cannot be eliminated, Lessee must remove such equipment within ten (10) days following written notice from Lessor.

     11.4 HAZARDOUS ACTIVITIES. Lessee shall not engage in any activities or permit to be kept, used, or sold in or about the Leased Premises any article, which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, its occupation and/or use, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Building, the Complex and appurtenances.

                    12. COMPLIANCE WITH LAWS AND REGULATIONS

     12.1 LESSEE'S OBLIGATIONS.

       (a) Generally, Lessee, shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's use and occupancy of the Leased Premises, and shall faithfully observe in the use of the Leased Premises all municipal ordinances and state and federal statutes and regulations now in force or which may hereafter be in force, including, without limitation, the Environmental Laws (as hereinafter defined), whether or not any of the foregoing were foreseeable or unforeseeable at the time of the execution of this Lease. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that any such requirement, ordinance, statute or regulation pertaining to the Leased Premises has been violated, shall be conclusive of that fact as between Lessor and Lessee. Within five (5) days after receipt of notice or knowledge of any violation or alleged violation of any Environmental Law(s) and/or the ADA (as defined below) pertaining to the Complex, any governmental or regulatory proceedings, investigations, sanctions and/or actions threatened or commenced with respect to any such violation or alleged violation, and any claim made or commenced with respect to such violation or alleged violation, Lessee shall notify Lessor thereof and provide Lessor with copies of any written notices or information in Lessee's possession.

       (b) ADA Compliance. Under the Americans with Disabilities Act, 42 U.S.C. ss.ss. 12101-12213 (and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto, collectively herein referred to as the "ADA"), responsibility for compliance with the ADA may be allocated by agreement between a landlord and a tenant. Similar principles apply to the Washington State Barrier Free Facilities Code ("BFFC"). Accordingly, (i) Lessee shall be responsible for compliance with the ADA and the BFFC for any construction, renovation, alterations and repairs made within the Premises (without regard to which party carries out such construction, renovation, alteration or repairs or which party pays for the same under the other provisions of this Lease), and (ii) Lessor shall be responsible for compliance with the ADA and the BFFC for the exterior and common areas of the Buildings at all times during the Term. To the extent the exterior and common areas of the Building do not comply with the requirements of the ADA or the BFFC in effect as of the date of mutual execution of this Lease, Lessor shall not be entitled to pass the cost of correcting such violations onto the Lessee as an Operating Cost. To the extent the exterior and common areas of the Building do not comply with requirements of the ADA or the BFFC first adopted or promulgated after the date of mutual


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execution of this Lease, Lessor shall be entitled to pass the cost of correcting such violations onto the Lessee as part of Operating Costs.

     12.2 CONDITION OF LEASED PREMISES. Subject to performance of Lessor's work pursuant to the Work Letter Agreement (including completion of any and all Punchlist Items) and subject to the express warranty contained in this Section 12.2, Lessee hereby accepts the Leased Premises in the condition existing as of the date of occupancy, subject to all applicable zoning, municipal, county and state laws, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term or any part of the Term hereof regulating the Leased Premises, and without representation, warranty or covenant by Lessor, express or implied, as to the condition, habitability or safety of the Leased Premises, the suitability or fitness thereof for Lessee's intended purposes, or any other matter. Lessor warrants to Lessee that the Building and the Leased Premises shall be free of latent defects for a period of one year commencing as of the date of substantial completion of the Building. Any warranty claim by Lessee, to be effective and valid, must be delivered to Lessor in writing prior to expiration of such one year warranty period.

     12.3 HAZARDOUS MATERIALS.

       (a) Hazardous Materials Defined. As used herein, the term "HAZARDOUS MATERIALS" shall mean any wastes, materials or substances (whether in the form of liquids, solids or gases, and whether or not air-borne), which are or are deemed to be pollutants or contaminants, or which are or are deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which present a risk, to public health or to the environment, or which are or may become regulated by or under the authority of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
Section 9601 et seq.; the Hazardous Materials Transportation Act, 39 U.S.C.
Section 1801, et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Federal Clean Water Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; or under any other applicable local, Washington State or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successor(s) thereto, replacements thereof or publications promulgated pursuant thereto (collectively "ENVIRONMENTAL LAWS"), including, without limitation, any waste, material or substance which is:

         (i) defined as a "hazardous substance" or "pollutant or contaminant" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq.;

         (ii) listed as an "extremely hazardous substance," "hazardous chemical," or "toxic chemical" pursuant to the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.ss.11001 et seq.;

         (iii) listed as a "hazardous substance" in the United States Department of Transportation Table, 49 C.F.R. 172.101 and amendments thereto, or by the Environmental Protection Agency (or any successor agency) in 40 C.F.R. Part 302 and amendments thereto;

         (iv) defined, listed or designated by regulations promulgated pursuant to any Environmental Law; or

         (v) any of the following: pesticide; flammable explosive; petroleum, including crude oil or any fraction thereof; asbestos or asbestos-containing material; polychlorinated biphenyl; radioactive material; or urea formaldehyde.

       In addition to the foregoing, the term Environmental Laws shall be deemed to include, without limitation, local, state and federal laws, judgments, ordinances, orders, rules, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant


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thereto, which deal with or otherwise in any manner relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind.

       (b) Use, etc. of Hazardous Materials. Lessee agrees that during the Term, there shall be no use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release or threatened release of Hazardous Materials on, from or under the Leased Premises by Lessee, its employees, agents, representatives, contractors, invitees, subtenants and/or assigns (hereinafter collectively, "Lessee's Parties."). Notwithstanding the preceding sentence, Lessee's Parties may use and store ordinary office, cleaning or janitorial supplies containing Hazardous Materials in the Leased Premises provided such use and storage is in compliance with all applicable laws and regulations and is consistent in terms of nature and quantity with that of other office users. The use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release or threatened release of Hazardous Materials by Lessee's Parties are sometimes hereinafter individually or collectively referred to as "HAZARDOUS USE." Lessee shall not be entitled to install any tanks under, on or about the Leased Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole arbitrary judgment.

       (c) Hazardous Materials Report; When Required. In the event that Lessor agrees in writing that Lessee or Lessee's Parties may make some Hazardous Use of the Leased Premises, Lessee shall submit to Lessor a written report with respect to Hazardous Materials ("REPORT") in the form prescribed in subparagraph (d) below on the following dates:

         (i) Within ten (10) days after the Commencement Date,

         (ii) Within ten (10) days after each anniversary of the Commencement Date during the Term,

         (iii) At any time within ten (10) days after written request by Lessor, and

         (iv) At any time when there has been or is planned any condition which constitutes or would constitute a change in the information submitted in the most recent Report, including any notice of violation as referred to in subparagraph (d)(vii) below.

       (d) Hazardous Materials Report; Contents. The Report shall contain, without limitation, the following information:

         (i) Whether on the date of the Report and (if applicable) during the period since the last Report there has been any Hazardous Use on, from or under the Leased Premises.

         (ii) If there was such Hazardous Use, the exact identity of the Hazardous Materials, the dates upon which such materials were brought upon the Leased Premises, the dates upon which the Hazardous Materials were removed therefrom, and the quantity, location, use and purpose thereof.

         (iii) If there was such Hazardous Use, any governmental permits maintained by Lessee with respect to such Hazardous Materials, the issuing agency, original date of issue, renewal dates (if any) and expiration date. Copies of any such permits and applications therefor shall be attached.

         (iv) If there was such Hazardous Use, any governmental reporting or inspection requirements with respect to such Hazardous Materials, the governmental agency to which reports are made and/or which conducts inspections, and the dates of all such reports and/or inspections (if applicable) since the last Report. Copies of any such Reports shall be attached.

         (v) If there was such Hazardous Use, identification of any operation or


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business plan prepared for any government agency with respect to any Hazardous
Use.

         (vi) Any liability insurance carried by Lessee with respect to Hazardous Materials, the insurer, policy number, date of issue, coverage amounts, and date of expiration. Copies of any such policies or certificates of coverage shall be attached.

         (vii) Any notices of violation of Environmental Laws, written or oral, received by Lessee from any governmental agency since the last Report, the date, name of agency, and description of violation. Copies of any such written notices shall be attached.

         (viii) Any knowledge, information or communication which Lessee has acquired or received relating to (x) any enforcement, cleanup, removal or other governmental or regulatory action threatened or commenced against Lessee or with respect to the Leased Premises pursuant to any Environmental Laws; (y) any claim made or threatened by any person or entity against Lessee or the Leased Premises on account of any alleged loss or injury claimed to result from any alleged Hazardous Use on or about the Leased Premises or Complex; or (z) any report, notice or complaint made to or filed with any governmental agency concerning any Hazardous Use on or about the Leased Premises or Complex. The Report shall be accompanied by copies of any such claim, report, complaint, notice, warning or other communication that is in the possession of or is available to Lessee.

         (ix) Such other pertinent information or documents as are reasonably requested by Lessor in writing.

       (e) Release of Hazardous Materials: Notification and Cleanup. If at any time during the Term Lessee knows or believes that any release of any Hazardous Materials by Lessee's Parties has come or will come to be located upon, about or beneath the Leased Premises or the Complex, then Lessee shall immediately, either prior to the release or following the discovery thereof by Lessee, give verbal and follow-up written notice of that condition to Lessor. Lessee covenants to investigate, clean up and otherwise remediate any release of Hazardous Materials by Lessee's Parties at Lessee's cost and expense; such investigation, clean-up and remediation shall be performed only after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. All clean-up and remediation shall be done in compliance with Environmental Laws and to the reasonable satisfaction of Lessor. Notwithstanding the foregoing, whether or not such work is prompted by the foregoing notice from Lessee or is undertaken by Lessor for any other reason whatsoever, Lessor shall have the right, but not the obligation, in Lessor's sole and absolute discretion, exercisable by written notice to Lessee at any time, to undertake within or outside the Leased Premises all or any portion of any investigation, clean-up or remediation with respect to Hazardous Materials brought onto, used, or released on, under or around the Leased Premises or the Complex by Lessee's Parties (or, once having undertaken any of such work, to cease same, in which case Lessee shall perform the work), all at Lessee's cost and expense, which shall be paid by Lessee as additional Rent within ten (10) days after receipt of written request therefor by Lessor (and which Lessor may require to be paid prior to commencement of any work by Lessor). No such work by Lessor shall create any liability on the part of Lessor to Lessee or any other party in connection with such Hazardous Materials or constitute an admission by Lessor of any responsibility with respect to such Hazardous Materials. It is the express intention of the parties hereto that Lessee shall be liable under this Section 12.3(e) for any and all conditions covered hereby which were caused or created (i) by any of Lessee's Parties, or
(ii) by any Hazardous Materials brought onto the Leased Premises or the Complex by or for the benefit of Lessee's Parties. Lessee shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Leased Premises or the Complex without first (i) notifying Lessor of Lessee's intention to do so and affording Lessor the opportunity to participate in any such proceedings, and (ii) obtaining Lessor's prior written consent.

       (f) Inspection and Testing by Lessor. Lessor shall have the right at all times


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during the Term to (i) inspect the Leased Premises, as well as Lessee's books and records related to Hazardous Materials, and to (ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this Section. Except in case of emergency, Lessor shall give reasonable notice to Lessee before conducting any inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Lessee, if such tests reveal a violation of the provisions of this Article 12 by any of Lessee's Parties. Neither any action nor inaction on the part of Lessor pursuant to this Section 12.3(f) shall be deemed in any way to release Lessee from, or in any way modify or alter, Lessee's responsibilities, obligations, and/or liabilities incurred pursuant to Section 12.3 hereof.

     12.4 INDEMNITY. Lessee shall indemnify, hold harmless, and, at Lessor's option (with such attorneys as Lessor may approve in advance and in writing), defend Lessor and Lessor's officers, directors, shareholders, trustees, partners, employees, contractors, agents and mortgagees or other lien holders, from and against any and all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Lessor's interest in the Leased Premises or the Complex, damages for the loss or restriction on use of any space or amenity within the Leased Premises or the Complex, damages arising from any adverse impact on marketing space in the Complex, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys' and consultants' fees and expenses, and the costs of cleanup, remediation, removal and restoration (all of the foregoing being hereinafter sometimes collectively referred to as "LOSSES"), arising from or related to any violation or alleged violation of any of the requirements, ordinances, statutes, regulations or other laws referred to in this Article, including, without limitation, the Environmental Laws, by any of Lessee's Parties; any breach of the provisions of this Article 12 by any of Lessee's Parties; or any Hazardous Use on, about or from the Leased Premises or the Complex by Lessee's Parties. Lessee warrants that it is leasing the Leased Premises "as-is, where-is," with respect to Hazardous Materials and that it has thoroughly inspected the Leased Premises prior to execution of this Lease with respect to Hazardous Materials.

                            13. SERVICE AND EQUIPMENT

     13.1 CLIMATE CONTROL. Lessor, as part of Operating Costs, shall provide climate control to the Leased Premises from 7:00 a.m. to 6:00 p.m. (the "CLIMATE CONTROL HOURS") on weekdays (Saturdays, Sundays and those holidays officially observed by governmental offices of the State of Washington excepted) to maintain a temperature adequate for comfortable occupancy and consistent with what is provided to tenants in other office building of comparable age, size and quality. Lessor shall have no responsibility or liability for failure to supply climate control service when making repairs, alterations or improvements or when prevented from so doing by strikes or any other cause beyond Lessor's reasonable control. Any climate control furnished for periods not within the Climate Control Hours pursuant to Lessee's request shall be at Lessee's sole cost and expense in accordance with rate schedules promulgated by Lessor from time to time, which rate schedules shall be limited to Lessor's actual costs together with a reasonable markup to compensate Lessor for the administration and collection of such charges. Lessee acknowledges that Lessor has installed in the Building a system for the purpose of climate control. Any use of the Leased Premises not in accordance with the design standards or any arrangement of partitioning which interferes with the normal operation of such system may require changes or alterations in the system or ducts through which the climate control system operates. Any changes or alterations so occasioned, if such changes can be accommodated by Lessor's equipment, shall be made by Lessee at its cost and expense but only with the written consent of Lessor first had and obtained, and in accordance with drawings and specifications and by a contractor first approved in writing by Lessor. If installation of partitions, equipment or fixtures by Lessee necessitates the re-balancing of the climate control equipment in the Leased Premises, the same will be performed by Lessor at Lessee's expense. Lessee acknowledges that up to one (1) year may be required after Lessee has fully occupied the Leased Premises in order to adjust and balance the climate control systems. Any charges to be paid by Lessee hereunder shall be due within ten (10) days of receipt of an invoice from Lessor, which


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invoice may precede Lessor's expenditure for the benefit of Lessee.

     13.2 ELEVATOR SERVICE. Lessor, as part of Operating Costs, shall provide elevator service (which may be with or without operator at Lessor's option) during normal business hours provided that Lessee, its employees, and all other persons using such services shall do so at their own risk.

     13.3 CLEANING PUBLIC AREAS. Lessor, as part of Operating Costs, shall maintain and keep clean the street level lobbies, sidewalks, truck dock, public corridors and other public portions of the Building.

     13.4 REFUSE DISPOSAL. As part of janitorial services, Lessor shall provide for normal and customary removal of refuse and rubbish from the Leased Premises. Lessee shall pay Lessor, within ten (10) days of being billed therefor, for the removal from the Leased Premises and the Building of such refuse and rubbish of Lessee as shall exceed that ordinarily accumulated daily in the routine of business office occupancy.

     13.5 JANITORIAL SERVICE. Lessor, as part of Operating Costs, shall provide cleaning and janitorial service in and about the Complex and Leased Premises daily on weekdays (Saturdays, Sundays and those holidays officially observed by governmental offices of the State of Washington excepted) in accordance with the Janitorial Schedule attached hereto as Exhibit H.

To the extent that Lessee shall require special or more frequent cleaning and/or janitorial service over and above what is specified in the Janitorial Schedule (hereinafter referred to as "SPECIAL CLEANING SERVICE") Lessor may, upon reasonable advance notice from Lessee, elect to furnish such Special Cleaning Service and Lessee agrees to pay Lessor, within ten (10) days of being billed therefor, Lessor's charge for providing such additional service.

     13.6 OTHER UTILITY SERVICE. Lessor, as part of Operating Costs, shall provide for normal and customary electrical, water and sewer utility service to the Leased Premises through third party utility providers.

     13.7 INTERRUPTIONS. Lessor does not warrant that any of the services referred to above or any other services and/or utilities which Lessor may supply or are supplied will be free from interruption and/or the need for maintenance and repairs or replacement. Lessee acknowledges that any one or more such services may be suspended or reduced by reason of repairs, alterations or improvements necessary to be made, by strikes or accidents, by any cause beyond the reasonable control of Lessor, by orders or regulations of any federal, state, county or municipal authority, or by any other cause or reason. In addition, Lessor shall have no liability for damages arising from, and Lessor does not warrant that Lessee's use of any Lines will be free from, (a) any eavesdropping or wire-tapping by unauthorized parties, (b) any failure of any Lines to satisfy Lessee's requirements, or (c) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by installation, maintenance, replacement, use or removal of Lines by or for other occupants of the Complex, by any failure of the environmental conditions or the power supply for the Building to conform to any requirements for the Lines or any associated equipment or any other problems associated with any Lines by any other cause.

     Any such interruption or suspension of services shall not be deemed an eviction or disturbance of Lessee's use and possession of the Leased Premises or any part thereof, nor render Lessor liable to Lessee for damages by abatement of Rent or otherwise, nor relieve Lessee of performance of Lessee's obligations under this Lease.

     Notwithstanding anything to the contrary in this Section 13.7, if any interruption in the use of any service or utility continues for more than three
(3) business days after written notice to Lessor of such interruption, such interruption is caused by Lessor's negligence, willful misconduct or failure to correct a condition within Lessor's reasonable control and such interruption results in a cessation of or substantial interference with Lessee's operations on the Leased Premises, Lessee shall be entitled as its sole and exclusive remedy to bring a legal action directly against Lessor seeking


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recovery of any and all damages suffered and losses incurred by Lessee
(including but not limited to loss of business) due to an interruption of utilities for a period greater than seventy-two (72) hours.

                                    14. WASTE

     14.1 WASTE OR NUISANCE. Lessee shall not commit, or suffer to be committed, any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Complex in which the Leased Premises are located.

                                 15. ALTERATIONS

     15.1 CONSENT OF LESSOR; OWNERSHIP. Lessee shall not make, or suffer to be made, any alterations to the Leased Premises, the Building, or the Complex, and/or Lines, systems and facilities therein, or any part thereof, without the written consent of Lessor first had and obtained, which Lessor shall not unreasonably withhold or delay. Any additions to or alterations of the Leased Premises (except trade fixtures) shall, immediately upon being made, constitute a part of the realty and Lessor's property, and shall, at the expiration or earlier termination of this Lease, remain upon the Leased Premises without compensation to Lessee, except and to the extent that Lessor requires such items to be removed prior to Lease expiration or termination, as provided in Section 15.4, below. Except as otherwise provided in this Lease, Lessee shall have the right to remove its trade fixtures placed upon the Leased Premises, provided that Lessee restores the Leased Premises as indicated below. Any and all costs incurred by Lessor, whether in complying with laws, governmental requirements or otherwise, as a result of any "alterations" (as hereinafter defined), or as a result of request by Lessee for increased Lines or other utility capacity above that presently existing (or, in the event the Building is to be constructed or substantially altered by Lessor prior to the delivery date, above that which is planned by Lessor for the Building) shall be paid by Lessee within ten (10) days after demand therefor by Lessor.

     15.2 REQUIREMENTS. Any alterations, additions or installations performed by Lessee in the Leased Premises or Building (hereinafter collectively "alterations") shall be subject to strict conformity with the following requirements:

       (a) All alterations shall be at the sole cost and expense of Lessee;

       (b) Prior to commencement of any work of alteration, Lessee shall submit detailed plans and specifications, including working drawings (hereinafter referred to as "PLANS"), of the proposed alterations, which shall be subject to the consent of Lessor in accordance with the terms of Section 15.1 above;

       (c) Following approval of the Plans by Lessor, Lessee shall give Lessor at least ten (10) days' prior written notice of commencement of work in the Leased Premises so that Lessor may post notices of non-responsibility in or upon the Leased Premises as provided by law;

       (d) No alterations shall be commenced without Lessee having previously obtained all appropriate permits and approvals required by and of governmental agencies;

       (e) All alterations shall be performed in a skillful and workmanlike manner, consistent with the best practices and standards of the construction industry, and pursued with diligence in accordance with the Plans previously approved by Lessor and in full accord with all applicable laws and ordinances. All material, equipment, and articles incorporated in the alterations are to be new and of recent manufacture and of the most suitable grade for the purpose intended;

       (f) Lessee must obtain the prior written approval from Lessor for Lessee's contractor before the commencement of the work. Lessor may require that Lessee use subcontractors designated by Lessor as to specified portions of the work. Lessee's contractor shall maintain all of the insurance reasonably required by Lessor, including, without limitation, commercial general


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liability, workers' compensation, builder's risk and course of construction insurance. The limits of such insurance shall, at a minimum, be the same as those specified in Article 18;

       (g) As a condition of approval of the alterations, Lessor may require performance and labor and materialmen's payment bonds issued by a surety approved by Lessor, in a sum equal to the cost of the alterations guarantying the completion of the alterations free and clear of all liens and other charges in accordance with the Plans. Such bonds shall name Lessor as beneficiary;

       (h) The alterations must be performed in a manner such that they will not interfere with the quiet enjoyment of the other lessees in the Complex;

       (i) Lessor shall have the right to condition any approval of the alterations upon (i) submission by Lessee of a Report with respect to Hazardous Materials, and/or (ii) the performance by Lessee at Lessee's cost and expense of such investigation, clean-up and remediation with respect to Hazardous Materials as Lessor may request, in Lessor's sole and absolute discretion; provided, however, that Lessor shall have the right, but not the obligation, to undertake all or any portion of such investigation, clean-up or remediation at Lessee's cost and expense in accordance with the provisions of Section 12.3(e) above. Lessee acknowledges and agrees that Lessor shall have the right, in its sole and absolute discretion, to disapprove the making of any such alterations based upon the results of any investigation with respect to Hazardous Materials.

     15.3 LIENS. Lessee shall keep the Leased Premises and the Complex in which the Leased Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event a mechanic's or other lien is filed against the Leased Premises or the Complex of which the Leased Premises form a part as a result of a claim arising through Lessee, Lessor may demand that Lessee furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to at least one hundred fifty percent (150%) of the amount of the contested lien claim or demand, indemnifying Lessor against liability for the same and holding the Leased Premises free from the effect of such lien or claim. Such bond must be posted within ten (10) days following notice from Lessor. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in any action to foreclose such lien if Lessor shall decide it is to its best interest to do so. Lessor may pay the claim prior to the enforcement thereof, in which event Lessee shall reimburse Lessor in full, including attorneys' fees, for any such expense, as additional rent, with the next due rental.

     15.4 RESTORATION. Lessee shall return the Leased Premises to Lessor at the expiration or earlier termination of the Term of this Lease in good and sanitary order, condition and repair, free of rubble and debris, broom clean, reasonable wear and tear excepted. However, Lessee shall ascertain from Lessor at least thirty (30) days prior to the expiration or earlier termination of the Term of this Lease, whether Lessor desires the Leased Premises, or any part thereof, restored to its condition prior to the making of permitted alterations, and if Lessor shall so desire, then Lessee shall forthwith restore said Leased Premises or the designated portions thereof as the case may be, to its original condition, entirely at its own expense, excepting normal wear and tear. All damage to the Leased Premises caused by the removal of such trade fixtures and other personal property that Lessee is permitted to remove under the terms of this Lease and/or such restoration shall be repaired by Lessee at its sole cost and expense prior to termination.

     15.5 TENANT IMPROVEMENTS EXCLUDED. The Tenant Improvements are not subject to this Article 15, but are instead governed by the attached Exhibit D.

                             16. PROPERTY INSURANCE

     16.1 USE OF PREMISES. No use shall be made or permitted to be made on the Leased Premises, nor acts done, which will increase the existing rate of insurance upon the Building in which the Leased Premises are located or upon any other building or improvement in the Complex or cause the cancellation of any insurance policy covering the Building or any other building or improvement in the Complex, or any part thereof, nor shall Lessee sell, or permit to be kept, used


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or sold, in or about the Leased Premises or the Complex, any article which may be prohibited by the standard form of "All Risk" fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements of any insurance organization or company, pertaining to the Leased Premises, necessary for the maintenance of reasonable property damage and commercial general liability insurance, covering the Leased Premises, the Building, or the Complex.

     16.2 INCREASE IN PREMIUMS. Lessee agrees to pay to Lessor directly, as additional Rent and not as part of Operating Costs, any increase in premiums on policies which may be carried by Lessor on the Leased Premises, the Building or the Complex, or any blanket policies which include the Building or Complex, covering damage thereto and loss of Rent caused by fire and other perils, resulting from the nature of Lessee's occupancy or any act or omission of Lessee. All payments of additional Rent by Lessee to Lessor pursuant to this
Section 16.2 shall be made within ten (10) days after receipt by Lessee of Lessor's billing therefor. Lessee shall also pay its Pro Rata Percent of all premiums for insurance carried by Lessor on the Leased Premises, the Building and the Complex as part of Operating Costs.

     16.3 PERSONAL PROPERTY INSURANCE. Lessee shall maintain in full force and effect on all of its fixtures, furniture, equipment and other business personal property in the Leased Premises a policy or policies providing protection against any peril included within the classification "All Risk" to the extent of at least ninety percent (90%) of their replacement cost, or that percentage of the replacement cost required to negate the effect of a coinsurance provision, whichever is greater. No such policy shall have a deductible in a greater amount than FIVE THOUSAND DOLLARS ($5,000.00). Lessee shall also insure in the same manner the physical value of all its leasehold improvements and alterations in the Leased Premises. During the Term, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, equipment, and leasehold improvements so insured. Lessor shall have no interest in said insurance, and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Lessee. Lessee shall also maintain business interruption insurance and insurance for all plate glass upon the Leased Premises. All insurance specified in this Section 16.3 to be maintained by Lessee shall be maintained by Lessee at its sole cost.

     16.4 RENT LOSS/BUSINESS INTERRUPTION INSURANCE. Lessee shall carry Business Interruption or loss of income insurance covering those risks referred to in Articles 16 and 18 hereof, in an amount equal to all gross income of Lessee generated from its operations in the Leased Premises for a period of twelve (12) months at the then current rate of gross income earning.

              17. INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION

     17.1 INTENT AND PURPOSE. This Article 17 is written and agreed to in respect of the intent of the parties to assign the risk of loss, whether resulting from negligence of the parties or otherwise, to the party who is obligated hereunder to cover the risk of such loss with insurance. Thus, the indemnity and waiver of claims provisions of this Lease have as their object, so long as such object is not in violation of public policy, the assignment of risk for a particular casualty to the party carrying the insurance for such risk, without respect to the causation thereof.

     17.2 WAIVER OF SUBROGATION. Lessor and Lessee release each other, and their respective authorized representatives, from any claims for damage to the Leased Premises and the Building and other improvements in which the Leased Premises are located, and to the furniture, fixtures, and other business personal property, Lessee's improvements and alterations of either Lessor or Lessee, in or on the Leased Premises and the Building and other improvements in which the Leased Premises are located, including loss of income, to the extent covered by insurance proceeds from insurance policies carried by Lessor or Lessee or to the extent it would have been covered by insurance proceeds if each party had maintained the insurance policies required of it under this Lease.

     17.3 FORM OF POLICY. Each party shall cause each such property insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy. Neither party shall be


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liable to the other for any damage caused by any peril included within the classification "All Risk" which is insured against under any property insurance policy carried under the terms of this Lease.

     17.4 INDEMNITY. Lessee, as a material part of the consideration to be rendered to Lessor, shall indemnify, defend, protect and hold harmless Lessor against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind which may be brought or imposed upon Lessor or which Lessor may pay or incur by reason of injury to person or property or business, from whatever cause, all or in any way connected with the acts and omissions of Lessee, and the condition or use of the Leased Premises, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property or business of Lessee, its agents, officers, employees or invitees. Lessee agrees to indemnify, defend and protect Lessor and hold it harmless from any and all liability, loss, cost or obligation on account of, or arising out of, any such injury or loss however occurring, including breach of the provisions of this Lease and the negligence of the parties hereto. Notwithstanding the foregoing, nothing contained herein shall obligate Lessee to indemnify Lessor against Lessor's sole or active negligence or willful misconduct.

     17.5 DEFENSE OF CLAIMS. In the event any action, suit or proceeding is brought against Lessor by reason of any occurrence covered by Section 17.4, above, Lessee, upon Lessor's request, will at Lessee's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated either by Lessee or by the insurer whose policy covers the occurrence and in either case reasonably approved by Lessor. The obligations of Lessee under this Section arising by reason of any occurrence taking place during the Term shall survive any termination of this Lease.

     17.6 WAIVER OF CLAIMS. Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages or injury, as described below, from any cause arising at any time, including the negligence of the parties hereto:

       (a) damages to goods, wares, merchandise and loss of business or income in, upon or about the Leased Premises and injury to Lessee, its agents, employees, invitees or third persons, in, upon or about the Leased Premises; and

       (b) (notwithstanding anything to the contrary contained in this Lease, including, without limitation, the definition of Operating Costs in Section 2.1(k), which includes "policing") damages to goods, wares, merchandise and loss of business, in, upon or about the Leased Premises or the Complex, and injury to Lessee, its agents, employees, invitees or third persons in, upon or about the Leased Premises or the Complex, where such damage or injury results from Lessor's failure to police or provide security for the Complex or Lessor's negligence in connection therewith.

     Notwithstanding the foregoing, in no event shall Lessee be deemed to have waived any claims as against Lessor where such claims are based upon, or arise out of, the active negligence or willful misconduct of Lessor.

     17.7 REFERENCES. Wherever in this Article the term Lessor or Lessee is used and such party is to receive the benefit of a provision contained in this Article, such term shall refer not only to that party but also to its officers, directors, shareholders, employees, contractors, partners, agents and mortgagees or other lien holders.

                            18. LIABILITY INSURANCE

     18.1 LESSEE'S INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term, a commercial general liability insurance policy insuring Lessee against the risks of, bodily injury and property damage, personal injury, contractual liability, completed operations, products liability, owned and non-owned automobile liability arising out of the ownership, use, occupancy or maintenance of the Leased Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than ONE MILLION DOLLARS


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($1,000,000.00) per occurrence with a TWO MILLION DOLLAR ($2,000,000.00) annual aggregate; and an umbrella policy of THREE MILLION DOLLARS ($3,000,000.00) any one occurrence. Lessor and any lender or other party in interest designated by Lessor shall be named as additional insured(s). The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Lease; shall be primary, not contributing with, and not in excess of coverage which Lessor may carry; shall state that Lessor is entitled to recovery for the negligence of Lessee even though Lessor is named as an additional insured; shall provide for severability of interest; shall provide that an act or omission of one of the insured or additional insureds which would void or otherwise reduce coverage shall not void or reduce coverages as to the other insured or additional insured; and shall afford coverage after the Term (by separate policy or extension if necessary) for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the Term. The limits of said insurance shall not limit any liability of Lessee hereunder. Not more frequently than every three (3) years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall promptly increase said insurance coverage as required by Lessor.

     18.2 WORKERS' COMPENSATION INSURANCE. Lessee shall carry Workers' Compensation insurance as required by law, including an employers' liability endorsement.

                        19. INSURANCE POLICY REQUIREMENTS

     19.1 GENERAL REQUIREMENTS. All insurance policies required to be carried by Lessee (except Lessee's business personal property insurance) hereunder shall conform to the following requirements:

       (a) The insurer in each case shall carry a designation in "Best's Insurance Reports" as issued from time to time throughout the Term as follows:
Policyholders' rating of A; financial rating of not less than VII;

       (b) The insurer shall be qualified to do business in the state in which the Leased Premises are located;

       (c) The policy shall be in a form and include such endorsements as are reasonably acceptable to Lessor;

       (d) Certificates of insurance shall be delivered to Lessor at commencement of the Term and certificates of renewal at least thirty (30) days prior to the expiration of each policy;

       (e) Each policy shall require that Lessor be notified in writing by the insurer at least thirty (30) days prior to any cancellation or expiration of such policy, or any reduction in the amounts of insurance carried.

                          20. LESSEE INSURANCE DEFAULT

     20.1 RIGHTS OF LESSOR. In the event that Lessee fails to obtain any insurance required of it under the terms of this Lease, Lessor may, at its option, but is not obligated to, obtain such insurance on behalf of Lessee and bill Lessee, as additional rent, for the cost thereof. Payment shall be due within ten (10) days of receipt of the billing therefor by Lessee.

                  21. FORFEITURE OF PROPERTY AND LESSOR'S LIEN

     21.1 REMOVAL OF PERSONAL PROPERTY. Lessee agrees that as at the date of termination of this Lease or repossession of the Leased Premises by Lessor, by way of default or otherwise, it shall remove all personal property to which it has the right to ownership pursuant to the terms of this Lease. Any and all such property of Lessee not removed by such date shall, at the option of Lessor, irrevocably become the sole property of Lessor. Lessee waives all rights to notice and all common law and statutory claims and causes of action which it may have against Lessor subsequent to such

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date as regards the storage, destruction, damage, loss of use and ownership of the personal property affected by the terms of this Article. Lessee acknowledges Lessor's need to relet the Leased Premises upon termination of this Lease or repossession of the Leased Premises and understands that the forfeitures and waivers provided herein are necessary to aid said reletting, and to prevent Lessor incurring a loss for inability to deliver the Leased Premises to a prospective lessee.

                           22. MAINTENANCE AND REPAIRS

     22.1 LESSOR'S OBLIGATIONS. Subject to the other provisions of this Lease imposing obligations in this respect upon Lessee, Lessor shall repair, replace and maintain the external and Structural parts of the Complex which do not comprise a part of the Leased Premises and are not leased to others, janitor and equipment closets and Major Vertical Penetrations within the Leased Premises designated by Lessor for use by it in connection with the operation and maintenance of the Complex, and all Common Areas. Lessor shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner; but Lessor shall not be liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of Lessee by reason of failure of equipment, Lines, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission of Lessor, its servants, agents, or employees. The cost for such repairs, maintenance and replacement shall be included in Operating Costs in accordance with Section 2.1(k) hereof.

     22.2 NEGLIGENCE OF LESSEE. If the Building, the elevators, boilers, engines, pipes or apparatus used for the purpose of climate control of the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment, Lines, systems and/or facilities of the Building or the Complex, or the roof or the outside walls of the Building, fall into a state of disrepair or become damaged or destroyed through the negligence, carelessness or misuse of Lessee, its agents, employees or anyone permitted by it to be in the Complex, or through it in any way, the cost of the necessary repairs, replacements or alterations shall be borne by Lessee who shall pay the same to Lessor as additional charges forthwith on demand.

     22.3 LESSEE'S OBLIGATIONS. Lessee shall maintain and repair the interior portions of the Leased Premises, including without limiting the generality of the foregoing, all interior partitions and walls, fixtures; all Tenant Improvements and alterations in the Leased Premises; all electrical and telephone outlets and conduits not concealed by floors, walls or ceilings; all fixtures and shelving; and all special mechanical and electrical equipment (which equipment is not a normal part of the Leased Premises) installed by or for Lessee; reasonable wear and tear, damage with respect to which Lessor has an obligation to repair as provided in Section 22.1 and Section 23.2 hereof only excepted. Prior to commencement of any repairs, Lessee shall give Lessor at least ten (10) days' prior written notice thereof so that Lessor may post notices of non-responsibility in or upon the Leased Premises as provided by law. Lessee must obtain the prior written approval from Lessor for Lessee's contractor before the commencement of the repair, which approval shall not be unreasonably withheld or delayed. Lessor may require that Lessee use a specific contractor for certain types of repairs. Lessor may enter and view the state of repair and Lessee will repair in a good and workmanlike manner according to notice in writing. Notwithstanding the foregoing, Lessee shall not make any repairs to the equipment, Lines, facilities or systems of the Building or Complex which are outside of the Leased Premises or which do not exclusively serve the Leased Premises.

     22.4 CLEANING. Lessee agrees at the end of each business day to leave the Leased Premises in a reasonably orderly condition for the purpose of the performance of Lessor's cleaning services referred to herein. Lessee shall maintain the appearance of the Leased Premises in a manner consistent with the character, use and appearance of the Complex.

     22.5 WAIVER. Lessee waives all rights it may have under law to make repairs at Lessor's expense.


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                                 23. DESTRUCTION

     23.1 RIGHTS OF TERMINATION. In the event the Leased Premises suffers (a) an "uninsured property loss" (as hereinafter defined) or (b) a property loss which cannot be repaired within one hundred ninety five (195) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, Lessor may terminate this Lease as at the date of the damage upon written notice to Lessee following the property loss. In the event of a property loss to the Leased Premises which cannot be repaired within one hundred ninety-five (195) days of the occurrence thereof, Lessee shall have the right to terminate the Lease by written notice to Lessor within twenty (20) days following notice from Lessor that the time for restoration shall exceed one hundred ninety-five (195) days. For purposes of this Lease, the term "uninsured property loss" shall mean any loss arising from a peril not covered by the standard form of "All Risk" property insurance policy.

     23.2 REPAIRS. In the event of a property loss which may be repaired within one hundred ninety-five (195) days from the date of the damage, or, in the alternative, in the event the parties do not elect to terminate this Lease under the terms of Section 23.1 above, then this Lease shall continue in full force and effect and Lessor shall forthwith undertake to make such repairs to reconstitute the Leased Premises to as near the condition as existed prior to the property loss as practicable. Such partial destruction shall in no way annul or void this Lease except that Lessee shall be entitled to a proportionate reduction of Minimum Rent and additional Rent following the property loss and until the time the Leased Premises are restored. Such reduction shall be an amount which reflects the degree of interference with Lessee's business. So long as Lessee conducts its business in the Leased Premises, there shall be no abatement until the parties agree on the amount thereof. If the parties cannot agree within forty-five (45) days of the property loss, the matter shall be submitted to arbitration under the rules of the American Arbitration Association. Upon the resolution of the dispute, the settlement shall be retroactive and Lessor within ten (10) days thereafter shall refund to Lessee any sums due in respect of the reduced rental from the date of the property loss and shall also pay Lessee interest on such refunded sums, which shall be deemed to have accrued from the date of Lessee's overpayment until Lessor's repayment at the interest rate specified in Section 49.16. Lessor's obligations to restore shall in no way include any construction originally performed by Lessee or subsequently undertaken by Lessee, but shall include solely that property constructed by Lessor prior to commencement of the Term, including without limitation, any Tenant Improvements.

     23.3 REPAIR COSTS. The cost of any repairs to be made by Lessor pursuant to
Section 23.2 of this Lease shall be paid by Lessor utilizing available insurance proceeds, and Lessor shall have no obligation to restore the Leased Premises or the Complex to the extent that the cost of such repairs or restoration is not covered by insurance proceeds actually received by Lessor in connection with such damage or destruction. If Lessor elects not to repair the Leased Premises pursuant to this Section 23.3, Lessor shall so notify Lessee in writing and Lessee shall have the right to terminate this Lease by delivery of written notice to Lessor delivered no later than thirty (30) days after receipt of Lessor's notice, which termination shall first take effect fourteen (14) days after Lessor's receipt of Lessee's notice, provided, however, if before expiration of such fourteen (14) day period, Lessor rescinds its election not to restore by notice to Lessee, this Lease shall not terminate and Lessor shall become obligated to restore the Leased Premises notwithstanding the unavailability or deficiency of insurance proceeds.

     23.4 WAIVER. Lessee hereby waives all statutory or common law rights of termination in respect to any partial destruction or property loss which Lessor is obligated to repair or may elect to repair under the terms of this Article. Further, in event of a property loss occurring during the last one (1) year of the original Term hereof or of any extension, Lessor need not undertake any repairs and may cancel this Lease unless Lessee has the right under the terms of this Lease to extend the Term for an additional period of at least five (5) years and does so within thirty (30) days of the date of the property loss.

     23.5 LESSOR'S ELECTION. In the event that the Complex or Building in which the Leased Premises are situated be destroyed to the extent of not less than thirty-three and one-third percent (33-1/3%) of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Leased Premises be injured or not, in the same manner as in Section 23.1 above. At all events, a

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total destruction of the Complex of which the Leased Premises form a part, or the Leased Premises itself, shall terminate this Lease.

                                24. CONDEMNATION

     24.1 DEFINITIONS.

       (a) "CONDEMNATION" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and/or (ii) a voluntary sale or transfer by Lessor to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

       (b) "DATE OF TAKING" means the date the condemnor has the right to possession of the property being condemned.

       (c) "AWARD" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

       (d) "CONDEMNOR" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

     24.2 TOTAL TAKING. If the Leased Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.

     24.3 PARTIAL TAKING; COMMON AREAS.

       (a) If any portion of the Leased Premises is taken by condemnation, Lessee shall have the option exercisable only during the first thirty (30) days after the date of condemnation to terminate this Lease.

       (b) If any part of the Common Areas of the Complex is taken by condemnation, this Lease shall remain in full force and effect so long as there is no material interference with the access to or parking for the Leased Premises, except that if thirty percent (30%) or more of the Common Areas is taken by condemnation, either party shall have the election to terminate this Lease pursuant to this Section.

       (c) If fifty percent (50%) or more of the Building in which the Leased Premises are located is taken, Lessor shall have the election to terminate this Lease in the manner prescribed herein.

     24.4 TERMINATION OR ABATEMENT. If either party elects to terminate this Lease under the provisions of Section 24.3 (such party is hereinafter referred to as the "TERMINATING PARTY"), it must terminate by giving notice to the other party (the "NONTERMINATING PARTY") within thirty (30) days after the nature and extent of the taking have been finally determined (the "DECISION PERIOD"). The Terminating Party shall notify the Nonterminating Party of the date of termination, which date shall not be earlier than sixty (60) days after the Terminating Party has notified the Nonterminating Party of its election to terminate nor later than the date of taking. If Notice of Termination is not given within the Decision Period, the Lease shall continue in full force and effect except that Minimum Rent and additional Rent shall be reduced by subtracting therefrom an amount calculated by multiplying the Minimum Rent and additional Rent in effect prior to the taking by a fraction, the numerator of which is the number of square feet taken from the Leased Premises and the denominator of which is the number of square feet in the Leased Premises prior to the taking.

     24.5 RESTORATION. If there is a partial taking of the Leased Premises and this Lease remains in full force and effect pursuant to this Article, Lessor, at its cost, shall accomplish all necessary restoration so that the Leased Premises is returned as near as practical to its condition immediately prior to the date of the taking, but in no event shall Lessor be obligated to expend more

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for such restoration than the extent of funds actually paid to Lessor by the condemnor.

     24.6 AWARD. Any award for the real property arising from the condemnation or the settlement thereof shall belong to and be paid to Lessor, except that Lessee shall receive from the award compensation for the following if specified in the award by the condemning authority, so long as it does not reduce Lessor's award in respect of the real property: Lessee's trade fixtures, tangible personal property, loss of business and relocation expenses. At all events, Lessor shall be solely entitled to all award in respect of the real property, including the bonus value of the leasehold. Lessee shall not be entitled to any award until Lessor has received the above sum in full.

                          25. ASSIGNMENT AND SUBLETTING

     25.1 LEASE IS PERSONAL. The purpose of this Lease is to transfer possession of the Leased Premises to Lessee for Lessee's personal use in return for certain benefits, including rent, to be transferred to the Lessor. Lessee's right to assign or sublet as stated in this Article is subsidiary and incidental to the underlying purpose of this Lease. Lessee acknowledges and agrees that it has entered into this Lease in order to acquire the Leased Premises for its own personal use and not for the purpose of obtaining the right to convey the leasehold to others.

     25.2 "TRANSFER OF THE LEASED PREMISES" DEFINED. The terms "TRANSFER OF THE LEASED PREMISES" or "TRANSFER" as used herein shall include any assignment of all or any part of this Lease (including assignment by operation of law), subletting of all or any part of the Leased Premises or transfer of possession, or granting of the right of possession or contingent right of possession of all or any portion of the Leased Premises including, without limitation, license, concession, mortgage, devise, hypothecation, agency, franchise or management agreement, or suffering any other person (the agents and servants of Lessee excepted) to occupy or use the Leased Premises or any portion thereof. If Lessee is a corporation which is not deemed a public corporation, or is an unincorporated association or partnership, or Lessee consists of more than one party, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, partnership or ownership interest, in the aggregate in excess of twenty-five percent (25%), shall be deemed a Transfer of the Leased Premises.

     25.3 NO TRANSFER WITHOUT CONSENT. Lessee shall not suffer a Transfer of the Leased Premises or any interest therein, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Lessor, and a consent to one Transfer of the Leased Premises shall not be deemed to be a consent to any subsequent Transfer of the Leased Premises. Any Transfer of the Leased Premises without such consent shall (i) be voidable, and (ii) terminate this Lease, in either case, at the option of Lessor.

     25.4 WHEN CONSENT GRANTED.

       (a) The consent of Lessor to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Lessor to consider any of the following reasons, which list is not exclusive, in electing to consent or to deny consent:

         (i) Financial strength of the proposed transferee is not at least equal to that of Lessee at the time of execution of this Lease;

         (ii) A proposed transferee whose occupation of the Leased Premises would cause a diminution in the reputation of the Complex or the other businesses located therein;

         (iii) A proposed transferee whose use presents a risk of violation of
Article 12 in excess of the level of risk generated by Lessee;

         (v) A proposed transferee whose occupancy will require a material variation in the terms of this Lease (for example, a variation in the use clause) or which otherwise

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materially and adversely affects any interest of Lessor;

         (vi) A proposed transferee who is or is likely to be, or whose business is or is likely to be, subject to compliance with additional laws or other governmental requirements beyond those to which Lessee or Lessee's business is subject and which additional laws or other governmental requirements may materially and adversely affect the Leased Premises, the Complex or Lessor's operation thereof ; or

         (vii) That the validity of the Transfer is conditioned on the conformity of the Lessee and transferee with all provisions of this Lease at the time of Transfer, including, without limitation, the requirement that there be no uncured notices of default under the terms of this Lease.

       (b) Notwithstanding the foregoing, Lessee shall have the right, without the consent of Lessor, but upon prior written notice to Lessor, to assign this Lease to a company incorporated or to be incorporated by Lessee, provided that Lessee owns or beneficially controls all the issued and outstanding shares of capital stock of the company; further provided, however, that in the event that at any time following such assignment, Lessee wishes to sell, mortgage, devise, hypothecate or in any other manner whatsoever transfer any portion of the ownership or beneficial control of the issued and outstanding shares in the capital stock of such company, such transaction shall be deemed to constitute a Transfer and shall be subject to all of the provisions of this Article 25 with respect to a Transfer of the Premises including, by specific reference, the provisions of Section 25.8.

     25.5 PROCEDURE FOR OBTAINING CONSENT.

       (a) Lessor need not commence its review of any proposed Transfer, or respond to any request by Lessee with respect to such, unless and until it has received from Lessee adequate descriptive information concerning the transferee, the business to be conducted by the transferee, the transferee's financial capacity, and such other information as may reasonably be required in order to form a prudent judgment as to the acceptability of the proposed Transfer, including, without limitation, the following:

         (i) The past two years' Federal Income Tax returns of the proposed transferee (or in the alternative the past two years' audited annual Balance Sheets and Profit and Loss statements, certified correct by a Certified Public Accountant);

         (ii) Banking references of the proposed transferee;

         (iii) A resume of the business background and experience of the proposed transferee;

         (iv) At least five (5) business references for the proposed transferee;

         (v) An executed copy of the instrument by which Lessee proposes to effectuate the Transfer.

       (b) Lessee shall reimburse Lessor as additional Rent for Lessor's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any proposed Transfer of the Leased Premises, whether or not consent is granted, provided such amount shall not exceed one half of the then Monthly Minimum Rent under the Lease.

     25.6 RECAPTURE.

       (a) By written notice to Lessee (the "TERMINATION NOTICE") within twenty
(20) business days following submission to Lessor by Lessee of the information specified in Section 25.5, Lessor may terminate this Lease in the event of a proposed assignment of this Lease or sublet of the entire Leased Premises, or terminate this Lease as to the portion of the Leased Premises to be sublet,

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if the proposed sublet is to be of less than the entire Leased Premises;
provided Lessee shall have the right exercisable within ten (10) days following its receipt of the Termination Notice to withdraw its request for Lessor's consent to a proposed assignment or sublease, and upon Lessor's timely receipt of such withdrawal notice from Lessee, the Lease termination shall not take effect. In the event Lessor elects to terminate this Lease as to that portion of the Leased Premises to be sublet, an amendment to this Lease shall be executed whereby the description of the Leased Premises is restated and Lessee's obligations for rent and other charges are reduced in proportion to the reduction in Rentable Area of the Leased Premises caused thereby.

       (b) In the event that Lessor terminates this Lease or terminates this Lease as to that portion of the Leased Premises proposed to be sublet, Lessor may, if it elects, enter into a new lease covering the Leased Premises or the affected portion thereof with the intended assignee or sublessee on such terms as Lessor and such person may agree, or enter into a new lease covering the Leased Premises with any other person; in such event, Lessee shall not be entitled to any portion of the profit if any which Lessor may realize on account of such termination and reletting. From and after the date of such termination of this Lease, the parties shall have no further obligations to each other under this Lease except for matters occurring or obligations arising prior to the date of such termination.

     25.7 REASONABLE RESTRICTION. The restrictions on Transfer described in this
Article 25 are acknowledged by Lessee to be reasonable for all purposes.

     25.8 EFFECT OF TRANSFER. If Lessor consents to a Transfer, the following conditions shall apply:

       (a) Each and every covenant, condition or obligation imposed upon Lessee by this Lease and each and every right, remedy or benefit afforded Lessor by this Lease shall not be impaired or diminished as a result of such Transfer.

       (b) Lessee shall pay to Lessor on a monthly basis, eighty percent (80%) of the excess of any sums of money, or other economic consideration received by Lessee from the Transferee in such month (whether or not for a period longer than one month), including higher rent, bonuses, key money, or the like over the aggregate, of (i) the amortized portion of the reasonable expenses actually paid by Lessee to unrelated third parties for brokerage commissions, tenant improvements to the Leased Premises, or design fees incurred as a direct consequence of the Transfer, and, (ii) the total sums which Lessee pays Lessor under this Lease in such month, or the prorated portion thereof if the portion of the Leased Premises transferred is less than the entire Leased Premises. The amount so derived shall be paid with Lessee's payment of Minimum Rent. The term "amortized portion" is that portion of the applicable expenses derived by dividing such expenses by the number of months in the balance of the original term following the Transfer.

       (c) No Transfer, whether or not consent of Lessor is required hereunder, shall relieve Lessee of its primary obligation to pay the Rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor from any person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any Transfer of the Leased Premises.

       (d) If Lessor consents to a sublease, such sublease shall not extend beyond the expiration of the Term.

       (e) No Transfer shall be valid and no transferee shall take possession of the Leased Premises or any part thereof unless, within ten (10) days after the execution of the documentary evidence thereof, Lessee shall deliver to Lessor a duly executed duplicate original of the Transfer instrument in form reasonably satisfactory to Lessor which provides that (i) the transferee assumes Lessee's obligations for the payment of Rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, (ii) such transferee will, at Lessor's election, attorn directly to Lessor in the event Lessee's Lease is


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terminated for any reason on the terms set forth in the instrument of transfer and (iii) such instrument of Transfer contains such other assurances regarding the foregoing as Lessor reasonably deems necessary.

                                 26. ABANDONMENT

     26.1 LESSEE TO OCCUPY. Lessee shall not abandon the Leased Premises at any time during the Term and if Lessee shall abandon or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and remaining on the Leased Premises after such abandonment, surrender or dispossession shall, at the option of Lessor, be deemed abandoned.

                               27. ENTRY BY LESSOR

     27.1 RIGHTS OF LESSOR. Lessee shall permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times (but to the extent commercially practicable outside normal business hours) for the purpose of inspecting the same or for the purpose of maintaining the Building and the Lines, systems and facilities therein, or for the purpose of making repairs, replacements, alterations or additions to any portion of the Building and the Lines, systems and facilities therein, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions or repairs. Lessee shall also permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times, or for the purpose of placing upon the Building any usual or ordinary "for sale" signs, or for the purpose of showing the Building or the Leased Premises to any potential purchasers, lenders or tenants, without any rebate of Rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned, and shall permit Lessor, at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. This Section in no way affects the maintenance obligations of the parties hereto.

                                    28. SIGNS

     28.1 APPROVAL, INSTALLATION AND MAINTENANCE. Lessee shall not place on the Leased Premises or the Complex any exterior signs or advertisements, nor any interior signs or advertisements that are visible from the exterior of the Leased Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold except that Lessor reserves the right to withhold for any aesthetic reason in its sole judgment. The cost of installation and regular maintenance of any such signs approved by Lessor shall be at the sole expense of Lessee. At the termination of this Lease, or any extension thereof, Lessee shall remove all its signs, and all damage caused by such removal shall be repaired at Lessee's expense.

                                   29. DEFAULT

     29.1 DEFINITION. The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

       (a) Any failure by Lessee to pay the Rent or to make any other payment required to be made by Lessee hereunder when due, where such failure continues for three (3) days after written notice thereof by Lessor to Lessee;

       (b) The abandonment of the Leased Premises by Lessee in violation of
Section 26.1 hereof;

       (c) Any failure by Lessee to provide executed documents as and when required under the provisions of Section 36.2 and/or Section 37.1;

       (d) A failure by Lessee to observe and perform any other provision of this Lease

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to be observed or performed by Lessee, where such failure continues for thirty
(30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within the thirty (30) day period allowed, Lessee shall not be deemed to be in default if Lessee shall, within such thirty (30) day period, commence to cure and thereafter diligently prosecute the same to completion;

       (e) Either (1) the appointment of a receiver (except a receiver appointed at the instance or request of Lessor) to take possession of all or substantially all of the assets of Lessee, or (2) a general assignment by Lessee for the benefit of creditors, or (3) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. In such event, Lessor may, at its option, declare this Lease terminated and forfeited by Lessee, and Lessor shall be entitled to immediate possession of the Leased Premises. Upon such notice of termination, this Lease shall terminate immediately and automatically by its own limitation.

       (f) Any three (3) failures by Lessee to observe and perform the same provision of this Lease during any twelve (12) month period of the Term, as such may be extended, shall constitute, at the option of Lessor, a separate and noncurable default.

                            30. REMEDIES UPON DEFAULT

     30.1 TERMINATION AND DAMAGES. In the event of any default by Lessee, then in addition to any other remedies available to Lessor herein or at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

       (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

       (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus

       (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

       (d) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; and

       (e) At Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the applicable law in the state in which the Leased Premises are located.

     30.2 DEFINITION. As used in subSections 30.1(a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in subSection 30.1(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank for the region in which the Complex is located at the time of award plus one percent (1%).

     30.3 PERSONAL PROPERTY.

       (a) In the event of any default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to reenter the Leased Premises and remove all persons and property from the Leased Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.


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     30.4 RECOVERY OF RENT; RELETTING.

       (a) Lessor may continue Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due. In the event of the abandonment of the Leased Premises by Lessee, or in the event that Lessor shall elect to reenter as provided in Section 30.3 above, or shall take possession of the Leased Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Lessor does not elect to terminate this Lease as provided in
Section 30.1 above, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including, without limitation, Lessor's right from, time to time, without terminating this Lease, to either recover all Rental as it becomes due or relet the Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Leased Premises. Acts of maintenance or preservation or efforts to relet the Leased Premises or the appointment of a receiver upon initiation of Lessor or other legal proceeding granting Lessor or its agent possession to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

       (b) In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Leased Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of Rent hereunder, be less than the Rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any reasonable costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

       (c) No reentry or taking possession of the Leased Premises or any other action under this Section shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.

     30.5 NO WAIVER. Efforts by Lessor to mitigate the damages caused by Lessee's default in this Lease shall not constitute a waiver of Lessor's right to recover damages hereunder.

     30.6 CURING DEFAULTS. Should Lessee fail to repair, maintain, keep clean, and/or service the Leased Premises, or any part or contents thereof at any time or times, or perform any other obligations imposed by this Lease, then after having given Lessee reasonable notice of the failure or failures and a reasonable opportunity which in no case shall exceed thirty (30) days, to remedy the failure (provided, however, that if the nature of the failure or default is such that the same cannot reasonably be cured within the thirty (30) day period allowed, Lessee shall not be deemed to be in default and Lessor shall not exercise its rights under this Section 30.6 if Lessee shall, within such thirty
(30) day period, commence to cure and thereafter diligently prosecute the same to completion), Lessor may enter upon the Leased Premises and perform or contract for the performance of the repair, maintenance, or other Lessee obligation, and Lessee shall pay Lessor for all direct and indirect costs incurred in connection therewith within ten (10) days of receiving a bill therefor from Lessor.

     30.7 CUMULATIVE REMEDIES. The various rights, options, election powers, and remedies of Lessor contained in this Article and elsewhere in this Lease shall be construed as cumulative and no one of them exclusive of any others or of any legal or equitable remedy which Lessor might otherwise have in the event of breach or default, and the exercise of one right or remedy by Lessor

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shall not in any way impair its right to any other right or remedy.

     30.8 DUTY TO MITIGATE. Notwithstanding anything to the contrary in this Lease, each party shall have an affirmative obligation to use commercially reasonable efforts to mitigate its damages (and in Lessor's case, the costs of reletting) in the event of a default by the other party.

                                 31. BANKRUPTCY

     31.1 BANKRUPTCY EVENTS. If at any time during the Term there shall be filed by or against Lessee in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if a receiver or trustee takes possession of any of the assets of Lessee, or if the leasehold interest herein passes to a receiver, or if Lessee makes an assignment for the benefit of creditors or petitions for or enters into an arrangement (any of which are referred to herein as "a bankruptcy event"), then the following provisions shall apply:

       (a) At all events any receiver or trustee in bankruptcy or Lessee as debtor in possession ("debtor") shall either expressly assume or reject this Lease within sixty (60) days following the entry of an Order for Relief.

       (b) In the event of an assumption of the Lease by a debtor, receiver or trustee, such debtor, receiver or trustee shall immediately after such assumption (1) cure any default or provide adequate assurances that defaults will be promptly cured; and (2) compensate Lessor for actual pecuniary loss or provide adequate assurances that compensation will be made for actual pecuniary loss; and (3) provide adequate assurance of future performance.

       For the purposes of this Section 31.1(b), adequate assurance of future performance of all obligations under this Lease shall include, but is not limited to:

         (i) Written assurance that rent and any other consideration due under the Lease shall first be paid before any other of Lessee's costs of operation of its business in the Leased Premises are paid;

         (ii) Written agreement that assumption of this Lease will not cause a breach of any provision hereof including, but not limited to, any provision relating to use or exclusivity in this or any other Lease, or agreement relating to the Leased Premises, or if such a breach is caused, the debtor, receiver or trustee will indemnify Lessor against such loss (including costs of suit and attorneys' fees), occasioned by such breach;

       (c) Where a default exists under the Lease, the party assuming the Lease may not require Lessor to provide services or supplies incidental to the Lease before its assumption by such trustee or debtor, unless Lessor is compensated under the terms of the Lease for such services and supplies provided before the assumption of such Lease.

       (d) The debtor, receiver, or trustee may only assign this Lease in accordance with the terms of Article 25 and if adequate assurance of future performance by the assignee is provided, whether or not there has been a default under the Lease. For the purpose hereof, adequate assurance of future performance means written agreement that assignment of this Lease will not cause a breach of any provision hereof including, but not limited to, any provision relating to use or exclusivity in this or any other Lease or agreement relating to the Leased Premises, and that if such a breach is caused, the debtor, receiver or trustee will indemnify Lessor against such loss (including costs of suit and attorney's fees), occasioned by such breach. Any consideration paid by any assignee in excess of the rental reserved in the Lease shall be the sole property of, and paid to, Lessor. Upon assignment by the debtor or trustee, the obligations of the Lease shall be deemed to have been assumed and the assignee shall execute an assumption agreement on request of Lessor.

       (e) Lessor shall be entitled to the fair market value for the Leased Premises and the services provided by Lessor (but in no event less than the rental reserved in the Lease)


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subsequent to the commencement of a bankruptcy event.

       (f) Lessor specifically reserves any and all remedies available to Lessor in Article 30 hereof or at law or in equity in respect of a bankruptcy event by Lessee to the extent such remedies are permitted by law.

                             32. SURRENDER OF LEASE

     32.1 NO MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

                            33. LESSOR'S EXCULPATION

     33.1 LIMITED LIABILITY. In the event of default, breach, or violation by Lessor (which term includes Lessor's partners, co-venturers, co-tenants, officers, directors, trustees, employees, agents, or representatives) of any of Lessor's obligations under this Lease, Lessor's liability to Lessee shall be limited to its ownership interest in the Complex or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Lessor.

     33.2 NO RECOURSE. Lessor (as defined in Section 33.1) shall not be personally liable for any deficiency beyond its interest in the Complex. All personal liability of all trustees, their employees, agents or representatives, is expressly waived by Lessee.

                               34. ATTORNEYS' FEES

     34.1 ACTIONS, PROCEEDINGS, ETC. Lessee hereby agrees to pay, as additional rent, all attorneys' fees and disbursements, and all other court costs or expenses of legal proceedings or other legal services which Lessor may incur or pay out by reason of, or in connection with:

       (a) Any action or proceeding brought by Lessor wherein Lessor obtains a final judgment or award against Lessee (including arbitration) on account of any default by Lessee in the observance or performance of any obligation under this Lease including, but not limited to, matters involving payment of Rent and additional Rent, alterations or other Lessee's work and subletting or assignment;

       (b) Any action or proceeding brought by Lessee against Lessor (or any officer, partner, or employee of Lessor) in which Lessee fails to secure a final judgment against Lessor;

       (c) Any other appearance by Lessor (or any officer, partner, or employee of Lessor) as a witness or otherwise in any action or proceeding whatsoever involving or affecting Lessee or this Lease other than an action or proceeding relating to a dispute between Lessor and Lessee; and; and

       (d) Any alteration of the Leased Premises by Lessee, and all negotiations with respect thereto.

       In any action or proceeding referred to in Section 34.1, Lessee shall be entitled to recover its reasonable attorneys' fees and costs if Lessee is the prevailing party against Lessor.

     34.2 SURVIVAL. Lessee's obligations under this Section shall survive the expiration or any other termination of this Lease. This Section is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

                                   35. NOTICES

     35.1 WRITING. All notices, demands and requests required or permitted to be given or

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made under any provision of this Lease shall be in writing and shall be given or made by (i) personal service, or (ii) by mailing same by registered or certified mail, return receipt requested, postage prepaid, or (iii) by reputable courier which provides written evidence of delivery, addressed to the respective party at the address set forth in Section 1.2 of this Lease or at such other address as the party may from time to time designate, by a written notice sent to the other in the manner aforesaid.

     35.2 EFFECTIVE DATE. Any such notice, demand or request ("notice") given by registered or certified mail shall be deemed given or made upon receipt or refusal to receive. Any notice given by personal delivery to the party at its address as aforesaid shall be deemed given on the day on which delivery is made. Notice given by a reputable courier service which provides written evidence of delivery shall be deemed given upon receipt or refusal to receive.

     35.3 AUTHORIZATION TO RECEIVE. Each person and/or entity whose signature is affixed to this Lease as Lessee or as guarantor of Lessee's obligations ("obligor") designates such other obligor its agent for the purpose of receiving any notice pertaining to this Lease or service of process in the event of any litigation or dispute arising from any obligation imposed by this Lease.

                                36. SUBORDINATION

     36.1 PRIORITY OF ENCUMBRANCES. This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Leased Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     36.2 EXECUTION OF DOCUMENTS. Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to do so. It is understood by all parties that Lessee's failure to execute the subordination documents referred to above may cause Lessor serious financial damage by causing the failure of a financing or sale transaction. At Lessee's request, Lessor shall obtain for the Lease Term what is commonly known as a "nondisturbance" agreement which is intended to protect Lessee's right to possession under this Lease for so long as Lessee complies with the terms of this Lease and which shall be in such standard form and substance as the lender or ground lessor at that time typically provides to comparable tenants. Lessor agrees to use reasonable efforts to obtain modifications to such standard nondisturbance agreements as Lessee may reasonably request, provided that Lessee reimburses Lessor within ten (10) days of Lessor's written demand for any attorneys' fees incurred by Lessor in pursuing such requested modifications.

     36.3 ATTORNMENT. Lessee shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

                            37. ESTOPPEL CERTIFICATES

     37.1 EXECUTION BY LESSEE. Within ten (10) days of request therefor by Lessor, Lessee shall execute a written statement acknowledging the commencement and termination dates of this Lease, that it is in full force and effect, has not been modified (or if it has, stating such modifications) and providing any other pertinent information as Lessor or its agent might reasonably request. Failure to comply with this Article shall be a material breach of this Lease by Lessee giving Lessor all rights and remedies under Article 30 hereof, as well as a right to damages caused by the loss of


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a loan or sale which may result from such failure by Lessee.

     37.2 FINANCING, SALE OR TRANSFER. If Lessor desires to finance, refinance, sell, ground lease or otherwise transfer the Leased Premises, or any part thereof, or the Building, Lessee hereby agrees, within ten (10) days of request therefor by Lessor, to deliver to any lender or to any prospective buyer, ground lessor or other transferee designated by Lessor such financial statements of Lessee, any guarantor of this Lease and Lessee's parent company, if any, as may be reasonably required by such party. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

                                   38. WAIVER

     38.1 EFFECT OF WAIVER. The waiver by Lessor of any breach of any Lease provision shall not be deemed to be a waiver of such Lease provision or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any provision of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                                39. HOLDING OVER

     39.1 MONTH-TO-MONTH TENANCY ON ACCEPTANCE. If Lessee should remain in possession of the Leased Premises after the expiration of the Term and without executing a new Lease, then, upon acceptance of Rent by Lessor, such holding over shall be construed as a tenancy from month-to-month, subject to all the conditions, provisions and obligations of this Lease as existed during the last month of the Term hereof, so far as applicable to a month to month tenancy, except that the Minimum Rent shall be equal to twice the Minimum Rent payable immediately prior to the expiration or earlier termination of the Lease.

                           40. SUCCESSORS AND ASSIGNS

     40.1 BINDING EFFECT. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

                                    41. TIME

     41.1 TIME OF THE ESSENCE. Time is of the essence of this Lease with respect to each and every article, section and subsection hereof.

                        42. EFFECT OF LESSOR'S CONVEYANCE

     42.1 RELEASE OF LESSOR. If, during the Term, Lessor shall sell its interest in the Building or Complex of which the Leased Premises form a part, or the Leased Premises, then from and after the effective date of the sale or conveyance, provided that the transferee of Lessor assumes all of the Lessor's obligations hereunder from and after the date of such sale or conveyance, Lessor shall be released and discharged from any and all obligations and responsibilities under this Lease, except those already accrued.

                                43. COMMON AREAS

     43.1 Lessor shall maintain the Common Areas in similar condition to comparable office parks (subject to reimbursement of Operating Costs pursuant to Article 8 hereof), and may establish and enforce reasonable rules and regulations concerning such areas as they are not inconsistent with this Lease, close any of the Common Areas to whatever extent required in the opinion of Lessor's counsel to prevent a dedication of any of the Common Areas or the accrual of any rights of any


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person or of the public to the Common Areas, close temporarily any of the Common
Areas for maintenance purposes, and make changes to the Common Areas including, without limitation, changes in the location of driveways, corridors, entrances, exits, vehicular parking spaces, parking area, the designation of areas for the exclusive use of others, the direction of the flow of traffic or construction of additional buildings thereupon. Lessor may provide security for the Common Areas but is not obligated to do so. Lessor's may exercise the rights reserved to it in this Section 43.1, subject to not materially impairing Lessee's use and enjoyment of the Leased Premises and the Common Areas and not unreasonably interfering with the operation of Lessee's business within the Leased Premises.

                            44. TRANSFER OF SECURITY

     44.1 TRANSFER TO PURCHASER. If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

                                45. LATE CHARGES

     45.1 LATE PAYMENT BY LESSEE. Lessee acknowledges that late payment by Lessee to Lessor of rent or any other payment due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering the Leased Premises. Therefore, if any installment of rent, or any other payment due hereunder from Lessee is not received by Lessor when due, Lessee shall pay to Lessor an additional sum of ten percent (10%) of such rent or other charge as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the cost that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee default with respect to the overdue amount, or prevent Lessor from exercising any other rights or remedies available to Lessor.

                             46. CORPORATE AUTHORITY

     46.1 AUTHORIZATION TO EXECUTE. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                            47. MORTGAGEE PROTECTION

     47.1 NOTICE AND RIGHT TO CURE DEFAULT. Lessee agrees to give any mortgagee(s) and/or trust deed holders, by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, before Lessee may exercise any right to terminate this Lease (but without limiting Lessee's other rights and remedies with respect to a Lessor default), Lessee shall provide the mortgagees and/or trust deed holders with an additional notice of default and its intent to terminate and the mortgagees and/or trust deed holders shall have an additional thirty (30) days from the date of such additional notice within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if, within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.


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                             48. WAIVER OF STATUTES

     48.1 WAIVER BY LESSEE. In this Lease, numerous provisions have been negotiated by the parties, some of which provisions are covered by statute. Whenever a provision of this Lease and a provision of any statute or other law cover the same matter, the provisions of this Lease shall control. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein.

                          49. MISCELLANEOUS PROVISIONS

     49.1 CAPTIONS. The captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

     49.2 NUMBER AND GENDER. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, the plural shall include the singular, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one Lessee, the obligations imposed under this Lease upon Lessee shall be joint and several.

     49.3 MODIFICATIONS. This instrument contains all of the agreements, conditions and representations made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease.

     49.4 PAYMENTS. Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.

     49.5 SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     49.6 NO OFFER. The preparation and submission of a draft of this Lease by either party to the other shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of the Lease itself until both parties have fully executed a final document and an original signature document has been received by both parties. Until such time as described in the previous sentence, either party is free to terminate negotiations with no obligation to the other.

     49.7 DISPUTED SUMS. Under the terms of this Lease numerous charges are and may be due from Lessee to Lessor including, without limitation, Operating Costs which include Real Property Taxes, insurance reimbursement and other items of a similar nature including, at Lessor's option, advances made by Lessor in respect of Lessee's default. In the event that at any time during the Term there is a bona fide dispute between the parties as to the amount due for any of such charges claimed by Lessor to be due, the amount demanded by Lessor shall be paid by Lessee until the resolution of the dispute between the parties or by litigation. Failure by Lessee to pay the disputed sums until resolution shall constitute a default under the terms of the Lease. Upon the resolution of the dispute, the settlement shall be retroactive and Lessor within ten (10) days thereafter shall refund to Lessee any sums overpaid by Lessee and shall also pay Lessee interest on such overpaid amounts, which shall be deemed to have accrued from the date of Lessee's overpayment until Lessor's repayment at the interest rate specified in Section 49.16.

     49.8 [Intentionally omitted.]

     49.9 LIGHT, AIR AND VIEW. No diminution of light, air, or view by any structure which may hereafter be erected (whether or not by Lessor) shall entitle Lessee to any reduction of Rent, result in any liability of Lessor to Lessee, or in any other way affect this Lease or Lessee's obligations hereunder.

     49.10 PUBLIC TRANSPORTATION. Lessee shall comply with all requirements of any local transportation management ordinance.


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     49.11 RULES AND REGULATIONS. Lessee agrees to comply with all reasonable rules and regulations adopted and promulgated by Lessor and applicable to all tenants in the Complex for the lawful, orderly, clean, safe, aesthetic, quiet, and beneficial use, operation, maintenance, management, and enjoyment of the Complex. Lessor shall have no liability for violation by any other tenant in the Complex of any rules or regulations, nor shall such violation or waiver thereof excuse Lessee from compliance. The initial rules and regulations concerning the Complex are attached hereto as Exhibit F. Lessor reserves the right to make additional reasonable rules affecting the Complex throughout the Term hereof, provided such additional rules and regulations shall not conflict in any material manner with any rights granted to Lessee under this Lease. All delivery and dispatch of supplies, fixtures, equipment and furniture shall be by means and during hours established by Lessor. Lessee shall not at any time park its trucks or other delivery vehicles in the Common Areas, except in such parts thereof as from time to time designated by Lessor.

     49.12 JOINT AND SEVERAL LIABILITY. Should Lessee consist of more than one person or entity, they shall be jointly and severally liable on this Lease.

     49.13 SURVIVAL OF OBLIGATIONS. All obligations of either party which may accrue or arise during the Term or as a result of any act or omission of such party Lessee during said Term shall, to the extent they have not been fully performed, satisfied or discharged, survive the expiration or termination of this Lease.

     49.14 REAL ESTATE BROKERS. Lessor and Lessee each represents and warrants to the other party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Lease, except for the brokers expressly identified in Section IV of the Addendum to Lease Agreement (the "Designated Brokers"). Lessor and Lessee shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman, other than the Designated Brokers, whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease.

     49.15 NONLIABILITY OF LESSOR FOR APPROVALS. Except as may otherwise be expressly stated by a provision of this Lease, and only to the extent so stated, the consent or approval, whether express or implied, or the act, failure to act or failure to object, by Lessor in connection with any plan, specification, drawing, proposal, request, act, omission, notice or communication (collectively, "act") by or for, or prepared by or for, Lessee, shall not create any responsibility or liability on the part of Lessor ( and shall not constitute a representation or warranty by Lessor) with respect to the completeness, sufficiency, efficacy, propriety, quality or legality of such act.

     49.16 INTEREST ON PAST DUE AMOUNTS. If any sum due Lessor from Lessee is not received by Lessor within five (5) calendar days after the date such sum is due and payable, such sum shall bear interest from the due date until paid by Lessee at the rate of two percent (2%) above the Prime Rate (as herein defined), not to exceed the maximum rate of interest allowed by law in the state where the Leased Premises are located, and such interest shall be deemed to be additional rent. "Prime Rate" means the highest rate charged by Bank of America NT&SA, San Francisco Main Office, on short-term unsecured loans to its most creditworthy corporate borrowers.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first written above.

LESSOR:                                 LESSEE:

BEDFORD PROPERTY INVESTORS, INC.,       INFOWAVE SOFTWARE, INC.
a Maryland corporation                  a Canadian corporation

By:__________________________           By:__________________________

Name:________________________           Name:________________________

Its:_________________________           Its:_________________________


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FOR OFFICE USE ONLY:
PREPARED BY:
REVIEWED BY:
APPROVED BY:






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STATE OF______________)
                      )     ss.
COUNTY OF ____________)


I certify that I know or have satisfactory evidence that_____________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she is authorized to execute the instrument and acknowledged it as the______________________________ (title) of Infowave Software, Inc., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED:__________________________


                                      ______________________________________


                                      Notary Public_________________________

                                      Print name____________________________

                                      Residing at___________________________

                                      My appointment expires________________




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STATE OF______________)
                      )     ss.
COUNTY OF ____________)


     I certify that I know or have satisfactory evidence that_________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she is authorized to execute the instrument and acknowledged it as the______________________________ (title) of Bedford Property Investors, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED:__________________________


                                      ______________________________________


                                      Notary Public_________________________

                                      Print name____________________________

                                      Residing at___________________________

                                      My appointment expires________________



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                                    EXHIBIT A

                          LEGAL DESCRIPTION OF COMPLEX


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                                    EXHIBIT B

                               PLAN OF THE COMPLEX




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                                    EXHIBIT C

                        FLOOR PLAN OF THE LEASED PREMISES







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                                    EXHIBIT D

                            CONSTRUCTION OBLIGATIONS

     1. DEFINED TERMS. All capitalized terms referred to in this Exhibit D (this "Agreement") not defined below shall have the same meaning as defined in the Lease of which this Agreement forms a part.

     2. CONSTRUCTION OF TENANT IMPROVEMENTS. Lessor shall construct the Tenant Improvements in accordance with this Agreement and the Approved Construction Plans (as hereinafter defined.)

     3. DEFINITIONS. Each of the following terms shall have the following meaning:

     "BASE TENANT IMPROVEMENT ALLOWANCE" shall mean the amount to be contributed by Lessor toward Tenant Improvement Cost. The Base Tenant Improvement Allowance shall be an amount equal to Two Hundred Nineteen Thousand Eight Hundred Seventy and No/100 Dollars ($219,870.00)

     "BUILDING" shall mean the Building Shell and the Tenant Improvements.

     "BUILDING SHELL" shall mean the basic minimum enclosure of the Building consisting of the foundation and floors, structural framework, roof coverings, exterior walls and exterior doors and windows, basic fire sprinkler systems, underground electrical power stubs, base electrical to the building electrical room plumbing system stubs, the site work, parking lots and landscaping appurtenant to the Complex, but excluding all Tenant Improvements. In addition, the Building Shell includes (a) Restrooms installed on each floor, including building common showers on the first floor, (b) fully supply ducted VAV-HVAC system with approximately 180 tons of cooling capacity and thirty (30) separate zones completely installed, (c) the installation of the thirty (30) VAV boxes,
(d) Circon Technology Corporation DDC System utilizing Echelon Communication Protocol, (e) 2000-amp electrical service installed to the Building, (f) building standard ceiling grid. Armstrong "Second Look II) Tegular tiles "on the floor" ready for installation, (g) Electrical "J" boxes for ceiling fixtures installed, (h) Eighteen set deep cell parabolic troffer fixtures stacked "on the floor" within the tenant space, (i) all fire safety equipment including sprinklers installed and turned down, (j) monitoring of the exterior entries to the building by a central monitoring service, (and k)_building lobby, restrooms, common elevator lobbies and hallways for each floor.

     "CONSTRUCTION PLANS" shall mean the complete plans and specifications for the construction of the Tenant Improvements, which shall be in substantial compliance with the Approved Preliminary Plans, consisting of all architectural, engineering, mechanical and electrical drawings and specifications which are required to obtain all building permits, licenses and certificates from the applicable governmental authority(ies) for the construction of the Tenant Improvements. The Construction Plans shall be prepared by Space Planner, and in all respects shall be in substantial compliance with all applicable laws, rules, regulations, building codes for the City of Bothell.

     "CONTRACTOR" shall mean Foushee & Associates or such other qualified contractor designated by Lessee on or before _____________________________, provided that any such other contractor shall be subject to Lessor's approval.. Contractor shall be responsible for construction of the Building Shell and the Tenant Improvements.

     "FORCES MAJEURE" shall mean any delay resulting from or caused by an Act of God, fire, earthquake, flood, explosion, action of the elements, war, invasion, insurrection, riot, mob violence, sabotage, malicious mischief, inability to procure or general shortage of labor, equipment, facilities, materials, or supplies in the open market, inability to obtain or delays in obtaining necessary government approvals, licenses or permits, failure of transportation, strike, lockout, action

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of labor unions, litigation not with the reasonable control of Lessor, condemnation, requisition, law, order or regulation of government or civil, military or naval authority, or any other cause (excluding financial inability) whether similar or dissimilar to the foregoing not within the reasonable control of Lessor. The time for performance of any obligation of Lessor to construct the Tenant Improvements shall be extended at Lessor's election by the period of any delay caused by any of the foregoing Forces Majeure events.

     "LESSEE DELAY" shall mean any delay in the construction of the Tenant Improvements, or any delays in approvals or submissions required hereunder beyond the time period provided for in this Agreement caused by (i) any changes in the nature or scope of the Tenant Improvements requested by Lessee (including Change Requests, and any changes in the Approved Preliminary Plan and/or Approved Construction Plans for the Tenant Improvements), (ii) Lessee's failure to timely provide Lessor with any needed information on the Tenant Improvements, or (iii) Lessee's failure to timely review and approve any Preliminary Plans, Construction Plans or finish specifications for the Tenant Improvements. In the event of any Lessee Delay, this Lease shall be deemed to have commenced and the obligations of Lessee under the Lease, including without limitation the obligation to pay all rent due thereunder, shall have been deemed commence on the date the Lease would otherwise have commenced had it not been for Lessee Delay. Any and all costs and expenses incurred by Lessor as a result of any Lessee Delay, including without limitation, architectural, engineering and space planning fees, permit resubmittal fees, increased Tenant Improvement Costs, and the like shall be the sole responsibility and obligation of Lessee and shall be reimbursed by Lessee to Lessor upon demand therefore.

     "LESSEE'S PERSONAL PROPERTY" shall mean all personal property constructed or installed in the Leased Premises by Lessee at Lessee's expense, including furniture, fixtures and equipment, but excluding Tenant Improvements.

     "PUNCHLIST ITEMS" is defined in Section 11 below.

     "SPACE PLANNER" shall mean ____________. Space Planner shall be employed by Lessor and all costs of Space Planner will be the responsibility of Lessee, as part of the Tenant Improvement Cost.

     "SUBSTANTIAL COMPLETION" or "SUBSTANTIALLY COMPLETE" shall be the date that the construction of the Tenant Improvements is sufficiently complete so that Lessee can legally occupy and utilize the Leased Premises, subject only to minor "punchlist" items, the completion of which will not materially affect Lessee's use and occupancy of the Leased Premises. Lessor shall cause all Punchlist Items to be completed as provided in Section 11 below.

     "TENANT IMPROVEMENTS" shall mean all interior portions of the Building to be constructed by Lessor for Lessee pursuant to this Agreement and the Approved Construction Plans, including but not limited to, electrical systems, heating, ventilating and air conditioning systems ("HVAC"), plumbing and fire sprinkler systems (to the extent the electrical, HVAC, plumbing and fire sprinkler systems are not included in the Building Shell), interior partitions, millwork, floor coverings, acoustical ceilings, interior painting, and similar items.

     "TENANT IMPROVEMENT COST" shall mean the costs for construction and installation of the Tenant Improvements, inclusive of the fees charged by Space Planner. The costs for construction and installation shall include, but not be limited to, the following:

       (a) architectural / space planning fees and costs charged by Space Planner in the preparation of the Preliminary Plans and Construction Plans;

       (b) any and all other fees and costs charged by architects, engineers and consultants in the preparation of the Construction Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Construction Plans, and for processing governmental applications and applications for payment, observing construction of the work, and

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other customary engineering, architectural, interior design and space planning services;

       (c) surveys, reports, environmental and other tests and inspections of the site and any improvements thereon;

       (d) labor, materials, equipment and fixtures supplied by the Contractor, its subcontractors and/or materialmen;

       (e) the furnishing and installation of all HVAC duct work, terminal boxes, distributing diffusers and accessories required for completing the heating, ventilating and air conditioning system in the Leased Premises, including costs of meter and key control for after-hour usage , if required by Lessor;

       (f) all electrical circuits, wiring, lighting fixtures, and tube outlets furnished and installed throughout the Leased Premises, including costs of meter and key control for after-hour electrical power usage;

       (g) all window and floor coverings in the Leased Premises:

       (h) all fire and life safety control systems, such as fire walls, sprinklers and fire alarms, including piping, wiring and accessories installed within the Leased Premises;

       (i) all plumbing, fixtures, pipes and accessories installed within the Leased Premises;

       (j) fees charged by the city and/or county where the Building is located (including, without limitation, fees for building permits and plan checks) required for the construction of the Tenant Improvements in the Leased Premises;

       (k) all taxes, fees, charges and levies by governmental and quasi-governmental agencies for authorization, approvals, licenses and permits; and all sales, use and excise taxes for the materials supplied and services rendered in connection with the installation and construction of the Tenant Improvements;

       (l) all costs and expenses incurred to comply with all laws, rules, regulations or ordinances of any governmental authority in connection with the construction of the Tenant Improvements.

       Tenant Improvement Costs shall not include the cost of any of Lessee's Personal Property or the installation thereof, which shall be performed by Lessee at its sole cost and expense.

     4. SPACE PLAN FOR TENANT IMPROVEMENTS.

       4.1 PREPARATIONS BY SPACE PLANNER. The space plan ("Preliminary Plans") for the Tenant Improvements will be prepared by Space Planner. Within five (5) business days following execution of the Lease, Lessee shall meet with Space Planner to develop the Preliminary Plans. As soon as reasonably practicable after meeting with Lessee, Space Planner shall develop the Preliminary Plans and shall provide them to Lessee and Lessor for review. Lessor shall provide Lessee with a space planning allowance of $5,496.75, which shall be paid directly to Space Planner (or reimbursed to Lessee to the extent Lessee has already paid Space Planner in full) upon issuance of the building permit for the Tenant Improvements.

       4.2 REVIEW AND APPROVAL. Lessor and Lessee will either approve the Preliminary Plans in writing, or note changes to be made to the Preliminary Plans in writing, and shall provide such written approval or proposed changes to Space Planner and the other party within five (5) business days after receipt of the Preliminary Plans from Space Planner. Failure to timely

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send notice shall be deemed approval of the Preliminary Plans. In the event changes are necessary, Space Planner shall make such changes following receipt of the written changes from Lessor and/or Lessee and shall provide the revised Preliminary Plans to Lessee and Lessor for approval in writing.

       4.3 APPROVED PRELIMINARY PLANS. The Preliminary Plans which are approved by both Lessor and Lessee in writing ("Approved Preliminary Plans"), and shall be used by Space Planner to develop the Construction Plans.

     5. CONSTRUCTION PLANS FOR TENANT IMPROVEMENTS.

       5.1 PREPARATION BY SPACE PLANNER. Within fifteen (15) business days following execution of the Lease, Space Planner shall provide Lessee with completed Construction Plans showing (i) Lessee's partition layout and the location and details; (ii) the location of telephone and electrical outlets;
(iii) the location, style and dimension of any desired special lighting; (iv) the location, design and style of all doors, floor coverings and wall coverings;
(v) the location, design, style and dimensions of cabinets and casework; and
(vi) all details, including "cut sheets," for the Tenant Improvements, which shall be in conformity with the Approved Preliminary Plans. The Construction Plans shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction of the Tenant Improvements.

       5.2 LESSEE'S REVIEW OF CONSTRUCTION PLANS FOR TENANT IMPROVEMENTS. Within five (5) business days after receipt of the Construction Plans, Lessee shall notify Lessor in writing of any reasonable changes necessary to bring the Construction Plans into substantial conformity with the Approved Preliminary Plans. Failure of Lessee to deliver to Lessor written notice of the changes within the five (5) business day period shall constitute approval by Lessee of the Construction Plans. If any changes requested by Lessee are reasonably necessary to bring the Construction Plans into substantial conformity with the Approved Preliminary Plans, Space Planner shall make such changes and the revised Construction Plans shall be deemed approved by Lessee.

     6. CONSTRUCTION COSTS. Once the Construction Plans have been reviewed and approved by Lessor and Lessee, Contractor shall deliver to Lessor and Lessee its bid price for constructing the Tenant Improvements (the "Bid") in conformity with the Construction Plans. Within five (5) business days following delivery of the Bid, Lessee shall provide Lessor, in writing, with its approval or disapproval of the amount of the Bid. In the event that Lessee approves the Bid (the "Approved Bid"), it shall be deemed that Lessee has agreed to pay all Tenant Improvement Costs up to the total amount of the Approved Bid. In the event that Lessee disapproves the Bid, Lessee shall as soon as practicable thereafter, meet with Space Planner and the Contractor and revise the Construction Plans to reduce the amount of the Bid. Any changes to the Construction Plans proposed by Lessee in order to reduce the amount of the Bid shall require Lessor's written consent, not to be unreasonably withheld. Once Lessee has approved the Bid in writing and Lessor and Lessee have approved in writing the revised Construction Plans the Approved Bid is based upon (the "Approved Construction Plans"), it shall be deemed that Lessee has agreed to pay all Tenant Improvement Costs in excess of the Base Tenant Improvement Allowance.

     7. BUILDING PERMIT. Lessor shall be responsible for obtaining a building permit ("Building Permit") for the Tenant Improvements. To the extent requested by Lessor, Lessee shall assist Lessor in obtaining the Building Permit. After approval by Lessor and Lessee of the Construction Plans as provided above, Lessor or its Contractor shall submit the Approved Construction Plans to the appropriate governmental body for plan checking and a Building Permit. Lessor, with Lessee's cooperation, shall cause to be made any change in the Approved Construction Plans necessary to obtain the Building Permit.

     8. CHANGE REQUESTS.

       8.1 APPROVAL. No changes to the Approved Construction Plans requested by Lessee (each, a "Change Request") shall be made without Lessor's prior written approval, which

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approval shall not be unreasonably withheld or delayed, subject to the following:

         (i) No Change Request shall affect the structure or operating systems of the Building;

         (ii) Lessor may require Lessee to pay to Lessor within thirty (30) days of written notice from Lessor, the amount by which the Tenant Improvement Cost, after implementation of the Change Request, is reasonably estimated by Lessor to exceed the Base Tenant Improvement Allowance, including without limitation, increases in construction costs and other charges payable hereunder caused by any delay in construction of the Tenant Improvements as a result of a Change Request;

         (iii) A Change Request shall constitute an agreement by Lessee to any reasonable delay in completion of the Tenant Improvements caused by Lessor's reviewing, processing and implementing the Change Request, all of which delays shall be deemed a Lessee Delay;

         (iv) Lessor shall accept only Change Requests signed by Lessee's representative, . Lessee may from time to time designate a different representative to authorize ________________________ Change Requests.

         (v) Any delays in completion of the Tenant Improvements caused as a result of a Change Request shall not delay the commencement of the term of the Lease from the date the term of the Lease would otherwise have commenced had it not been for the Change Request. Lessee agrees that the Lease and all obligations of Lessee thereunder (including without limitation the obligation to pay rent) shall commence on the date that the term of the Lease would otherwise have commenced had it not been for the Change Request.

       8.2 PROCEDURE. Except with respect to the mechanical and electrical systems of the Building, within five (5) business days after receipt of a written Change Request from Lessee, Lessor shall notify Lessee verbally of Lessor's approval or disapproval of the Change Request; Lessor shall confirm, in writing, Lessor's approval or disapproval within five (5) business days after receipt of Lessee's written Change Request. All reasonable costs paid by Lessor to unaffiliated parties in connection with review of proposed Change Requests shall be part of the Tenant Improvement Cost. With respect to Change Request related to the Building's mechanical and electrical systems, Lessor shall have five (5) business days to respond orally and ten (10) business days to confirm its decision in writing. If Lessor fails to notify Lessee of Lessor's approval of the Change Request within the required period, the Change Request shall be deemed approved.

       8.3 PERIOD OF REVIEW. The period of Lessor's review of a proposed Change Request, and the period during which Lessee has the right to revoke a Change Request, shall be deemed Lessee Delays.

       8.4 MINOR CHANGES IN WORK. Lessor shall have the authority, without the consent of Lessee, to order any changes to the Tenant Improvements required by applicable laws or regulations, and to order minor changes in the Tenant Improvements not involving an increase in cost to Lessee, a delay in the completion of the Tenant Improvements or a diminution in the quality of the Tenant Improvements. Lessor shall use reasonable efforts to give Lessee notice of such minor changes. Delays caused by Lessor's compliance with laws or regulations shall not be deemed delays within Lessor's control, and Lessor shall have no responsibility or liability with respect thereto.

     9. PAYMENT OF CONTRACTOR. Once Lessor and Lessee have agreed upon the Approved Bid, and a contract for the construction of the Tenant Improvements has been entered into with the Contractor, Lessor shall be responsible for making monthly progress payments to Contractor in accordance with the construction contract, subject to reimbursement by Lessee pursuant to the following procedure. Once the Approved Bid has been agreed upon, if the total Approved Bid is in excess of the Base Tenant Improvement Allowance, Lessee shall reimburse Lessor each month,

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within twenty (20) days of receipt of bills or invoices representing the current months' payment obligation to the Contractor (the "Monthly Payment"), for that portion of the Monthly Payment determined by taking a fraction, the numerator of which is the difference between the Bid Price and the Base Leasehold Improvement Allowance, and the denominator of which is the Approved Bid, and multiplying the Monthly Payment by such fraction. Lessor shall have no obligation to pay Contractor unless and until Lessor shall have received such sum from Lessee. Any delays in construction of the Tenant Improvements caused as a result of Lessee's failure to timely Lessor as provided herein, shall be deemed to be a Lessee Delays for which Lessee shall be solely responsible.

     10. COMMENCEMENT AND COMPLETION OF TENANT IMPROVEMENTS. As soon as the Construction Plans have been prepared, reviewed and approved as specified herein, Lessor has obtained the Building Permit and other necessary authorizations for the construction of the Tenant Improvements from the City of Bothell and any other governmental, quasi-governmental or regulatory agency, Lessor and Lessee have agreed upon the Approved Bid and Lessor has entered into a contract with the Contractor for the construction of the Tenant Improvements, Lessor shall cause the construction of the Tenant Improvements to commence and shall diligently pursue same until completion.

     11. PUNCHLIST INSPECTION AND COMPLETION. No later than five business days after notice from Lessor that such Tenant Improvements are Substantially Complete, Lessee shall inspect the Premises and identify in writing to Lessor any items that are not complete, are defective or are at variance with the Construction Plans ("Punchlist Items") . If Lessee fails to so inspect the Tenant Improvements within such period and provide Lessor with a written list of Punchlist Items, Lessee shall be deemed to have accepted the condition of the Tenant Improvements. The existence of Punchlist Items shall not delay Substantial Completion from having occurred or delay the Commencement Date or Rent Commencement Date under the Lease unless those Punchlist Items are so material in nature that the existence of such Punchlist Items or the disruption likely to be caused by Lessor's correction of such Punchlist Items would materially and adversely impair Lessee's ability to occupy and use the Premises. Lessor shall proceed to complete the Punchlist Items, if any, arising out of the Punchlist Inspection, as soon as soon as reasonably practicable and in any event within 30 days following the Substantial Completion Date, except for those items that, despite Lessor's diligent and reasonable efforts, require additional time due to the unavailability of materials within such 30 day period.

     12. PAYMENT OF ADDITIONAL COSTS. Following Substantial Completion of the Tenant Improvements and determination of the total Tenant Improvement Cost, to the extent the Tenant Improvement Cost exceeds the Base Tenant Improvement Allowance (the "Additional Costs"), Lessee shall be solely responsible for payment of such Additional Costs. Lessee shall pay to Lessor, within ten (10) days after written notice from Lessor (accompanied by statement evidencing such Additional Costs incurred), the amount of the Additional Costs. Lessee shall have the right to approve or reject any change order giving rise to Additional Costs prior to Lessor committing to the same.

     13. IMPORTANCE OF TIME PERIODS. The time periods set forth in this Agreement are to be strictly adhered to and extensions of time shall be granted only when the circumstances are such that it is clear that the party requesting the additional time is without fault as to the delay.

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


                                    EXHIBIT E

                         ACKNOWLEDGEMENT OF COMMENCEMENT

This Acknowledgement of Commencement is made as of _______________, 199_, with reference to that certain Lease Agreement (hereinafter referred to as the "Lease") dated _____________, 199_, by and between Bedford Property Investors, Inc., as "Lessor" therein, and ___________________ as "Lessee", for the Leased Premises situated at __________________________________________.

     The undersigned hereby confirms the following:

     1. That the Lessee accepted possession of the Leased Premise on _______________, 199_ and acknowledges that, subject to Lessor's completion of the Punchlist Items, if any previously identified by Lessee, the Leased Premises are as represented by Lessor and in good order, condition and repair, and that the improvements, if any, required to be constructed for Lessee by Lessor under the Lease have been so constructed and are satisfactorily completed in all respects.

     2. That all conditions of said Lease to be performed by Lessor prerequisite to the full effectiveness of said Lease have been satisfied and that the Lessor has fulfilled all of its duties of an inducement nature.

     3. That in accordance with the provisions of said Lease the commencement date of the Term is ________________________ , and that, unless sooner terminated, the original Term thereof expires on ____________________________.

     4. That said Lease is in full force and effect and that the same represents the entire agreement between Lessor and Lessee concerning said Lease, except as follows: _______________________________.

     5. That there are no existing defenses which Lessee has against the enforcement of said Lease by Lessor, and no offsets or credits against rentals, except as follows: _______________________________.

     6. That the minimum rental obligation of said Lease is presently in effect and that all rentals, charges and other obligations on the part of Lessee under said lease commenced to accrue on _____________________.

     7. That the undersigned has not made any prior assignment, hypothecation or pledge of said Lease or of the rents hereunder, except as follows:
_______________________________.

LESSEE:

By:________________________________

By:________________________________

Date:______________________________



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                                                                    Seattle Form

                                    EXHIBIT F

                              RULES AND REGULATIONS


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on the Building or to any part thereof, or which is visible from the outside of the Building, without the written consent of Lessor, first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee. All approved signs or lettering on doors shall be printed, affixed or inscribed at the expense of Lessee by a person approved by Lessor.

2. If a directory is located at the Building, it is provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names therefrom.

3. The sidewalks, passages, exits, entrances, and stairways in and around the Building shall not be obstructed by Lessee or used by it for any purpose other than for ingress to and egress from the Premises. The passages, exits, entrances, stairways and roof are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of Lessor shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. Neither Lessee nor any employees or invitees of Lessee shall go upon the roof of the Building.

4. Lessee shall not be permitted to install any additional lock or locks on any door in the Building unless written consent of Lessor shall have first been obtained. Two keys will be furnished by Lessor for every room.

5. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. Lessee shall be responsible for any breakage, stoppage or damage resulting from the violation of this rule by Lessee or its employees or invitees.

6. Lessee shall not overload the floor of the Leased Premises or mark, drive nails, screw or drill into the woodwork or in any way deface the Leased Premises or any part thereof. Unless Lessor otherwise agrees, Lessee shall be responsible for patching, painting and priming any nail or screw holes in the walls at the time that Lessee surrenders the Premises.

7. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in any manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with Lessees or those having business therein.

8. The Leased Premises shall not be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Lessee shall not use or keep in the Leased Premises or the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor.

10. Lessor will direct electricians as to the manner and location in which telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

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                                                                    Seattle Form

11. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Leased Premises in any manner except as approved by Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Lessee.

12. Any window covering desired by Lessee shall be approved by Lessor.

13. Lessor reserves the right to exclude or expel from the Building any person who, in the judgement of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the rules and regulations of the Building.

14. Canvassing, soliciting and peddling is prohibited in the Building and Lessee shall cooperate to prevent the same. Lessee shall not disturb, solicit, or canvass any occupant of the Building.

15. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

16. Lessee shall not permit any contractor or other person making any alterations, additions or installations within the Leased Premises to use the hallways, lobby, or corridors as storage or work areas without the prior written consent of Lessor. Lessee shall be liable for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Lessor as a result of the transportation or storage of material or work performed within the Building by or for Lessee.

17. Lessee shall be entitled to use parking spaces as mutually agreed upon between Lessee and Lessor subject to such reasonable conditions and regulations as may be imposed from time to time by Lessor. Lessee agrees that vehicles of Lessee or its employees or agents shall not park in driveways nor occupy parking spaces or other areas reserved for any use such as Visitors, Delivery, Loading, or other tenants. Lessor or its agents shall have the right to cause or be removed any car of Lessee, its employees or agents, that may be parked in unauthorized areas, and Lessee agrees to save and hold harmless Lessor, its agents and employees from any and all claims, losses, damages and demands asserted or arising in respect to or in connection with the removal of any such vehicle. Lessee, its employees, or agents shall not park campers, trucks or cars on the Building parking areas overnight or over weekends. Lessee will from time to time, upon request of Lessor, supply Lessor with a list of license plate numbers of vehicles owned or operated by its employees and agents.

18. Lessor is not responsible for the violation of any rule contained herein by any tenants.

19. Lessor may waive any one or more of these rules for the benefit of any particular tenant, but no such waiver shall be construed as a waiver of Lessor's right to enforce these rules against any or all tenants occupying the Building.

20. Lessee is responsible for purchasing and installing a security system if required by law or ordinance. The cost of purchasing , installing, maintaining and operating any such system shall be at the sole cost and expense of Lessee.

21. The display, carrying, and use of pistols, rifles, shotguns and other firearms is prohibited in and about the Building , the parking lots and other common areas, except for authorized municipal, state and federal law enforcement personnel. Lessee and its employees, agents and invitees shall not display, carry or use any firearms within the Building, parking lots or other common areas.

22. Lessor reserves the right to make modifications hereto and such other and further rules and regulations as in its sole judgement may be required for the safety, care and cleanliness of the Leased Premises and the Building and for the preservation of good order therein. Lessee agrees to abide by all such rules and regulations so long as the same are reasonable and consistent with the Lease.

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                                                                    Seattle Form

                                    EXHIBIT G

                                LETTER OF CREDIT

                                [BANK LETTERHEAD]

                            __________________, 199__

BEDFORD PROPERTY INVESTORS, INC.
270 LAFAYETTE CIRCLE
LAFAYETTE, CA  94549
Attention: Legal

Re:  Highlands Campus Tech Centre - Building A

IRREVOCABLE LETTER OF CREDIT No. ______________________

Gentlemen:

We hereby issue our irrevocable standby letter of credit ("Letter of Credit") in your favor in the amount of One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00). The following are the terms of this Letter of Credit:

     1. An amount equal to One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00) is available against presentation of certification purportedly signed by an officer of Bedford Property Investors, Inc. ("BPI") stating that Infowave Software, Inc. ("Lessee") is in default under the terms of the written lease ("Lease") dated as of __________________, 1999, between Bedford Property Investors, Inc., a Maryland corporation and Lessee, covering the space commonly known as 21520 30th Avenue S.E., located in Bothell, Washington.

     2. Notwithstanding the foregoing, the total amount drawn by BPI under this Letter of Credit shall not exceed One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00).

     3. Each draft must be marked: "Drawn under irrevocable Letter of Credit No. ___________, dated __________________, 199__."

     4. This Letter of Credit expires at the counters of ____________________, Letter of Credit Department, currently located at ________________________________________ on __________________, 19____.

     5. The reference herein to the Lease is for identification purposes only and it is not intended that the lease either be incorporated in or made a part of this Letter of Credit.

     6. We hereby engage with you that drafts and documents drawn under and in strict compliance with the terms of this Letter of Credit will be duly honored upon presentation to us.

     7. This Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1983 Revision), The International Chamber of Commerce Publication No. 400."

                                   Very truly yours,

                                   [NAME OF BANK]

                                   By:___________________________

                                   Name:_________________________

                                   Title:________________________

                                   Date:_________________________


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                                                                    Seattle Form

                                    EXHIBIT H

                            JANITORIAL SPECIFICATIONS
EXTERIOR AREAS:

I.   DAILY CLEANING SERVICE

     A. Empty waste cans and cigarette holders at entrances and exits of all applicable garage levels and other entrances. Trashcans shall have liners replaced and the cans cleaned and polished. Change sand in urns when needed.
     B.   Pick-up all debris at entrances and exits.
     C.   Wet mop obvious spills at entrances and exits.
     D. Patrol dumpster and recycling area and dispose of any debris accordingly. Instruct cleaning staff on the proper operation of compactor.

II.  OTHER

     A. Apply ice-melt for snow removal to all sidewalks, entrances and exit areas as necessary. Owner will furnish ice melt products. Performed at an extra charge to Owner.
     B. Plow snow from parking area as directed by owner. Performed at an extra charge to Owner.


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                     BUILDING A HIGHLAND CAMPUS TECH CENTRE
                      CLEANING SPECIFICATIONS. OFFICE AREAS

I.   REGULAR DAILY CLEANING SERVICE

     A. Empty wastebaskets and recycle containers, insert liners as required, remove and deposit trash and recycle in designated containers. Cleaning staff will only empty recycle contains that have been marked for emptying. Cleaning staff shall ensure that "prudent care" is exercised to make the recycling program effective and the percentage of recycled material is maximized.
     B. Vacuum all high traffic carpeted areas and entrance mats. Spot vacuum as needed in private office, conference room, and cubical areas.
     C. Remove stains from carpeting as they occur. When spots are too large for removal or will not come out report in Communication logs.
     D. Dust desk, credenzas, filing cabinets, handrails, countertops, banisters and other horizontal surfaces throughout the facility which have been cleared of papers and which are accessible without the use of a ladder. Remove noticeable handprints and spill from all workstation surfaces.
     E.   Clean all entry door glass to suites.
     F. Spot clean relight glass as needed around conference room and private offices.
     G.   Dust mop, sweep or vacuum all hard surface floors.
     H.   Damp mop hard surface floors.
     I.   Remove all noticeable smudges, splatters, drips from walls.
     J.   Arrange furniture for next day's business.
     K.   Maintain all building and tenant service logs.
     L. Leave notice advising of any irregularities noted during servicing. (i.e. defective plumbing fixtures, shortages of restroom materials, etc.)

II.  WEEKLY CLEANING SERVICE OFFICE AREAS

     A. Clean desk cleared of all books, paperwork, pencils, and office equipment.
     B.   Completely vacuum all carpeted areas.
     C. Clean and polish chrome and bright metal, entrance doors, kick and push plate and thresholds.
     D.   Wipe clean the tops of all partitions.
     E.   Clean and remove smudges and spills from fronts of cabinet doors.
     F.   Clean and disinfect all telephones.

III. MONTHLY CLEANING SERVICE

     A. High dust molding, door and window casings to a height of 8 feet without the use of a ladder.
     B. Polish office furniture that has been cleared of all books, pencils, with Johnson's furniture polish.
     C.   Remove smudges from switch plate covers for tenant lighting.
     D. Dust light fixtures to the height of 12 feet with the use of a 6 foot ladder.
     E. Dust ventilator ducts and vents; vacuum surrounding ceiling areas where applicable.
     F. Scrub and reapply floor finish to all VCT flooring, burnish to high luster after finish has cured.

IV.  QUARTERLY CLEANING SERVICE

     A. Wash exposed surfaces of filing cabinets, storage cabinets, and other storage units.
     B.   Dust window blinds.
     C.   Vacuum upholstered furniture.
     D. Conduct Customer Satisfaction Survey for all building maintenance service provided by Regional Building Services Corporation.


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




                           ADDENDUM TO LEASE AGREEMENT
                                     BETWEEN
                       BEDFORD PROPERTY INVESTORS (LESSOR)
                      AND INFOWAVE SOFTWARE, INC. (LESSEE)
                               Dated 11/23, 1999


I.   Option to Extend the Terms - Negotiated Rental:

     1. Notice of Exercise. Lessee shall have the right to extend the initial term hereof for one additional period of five (5) years upon the same terms and conditions as stated herein, except for Minimum Monthly Rent. Minimum Monthly Rent for the option period shall be at Fair Market Rental. The extension is herein referred to as "Extended Term." Lessee must exercise its right, if at all, by written notification (the "Notice of Exercise") to Lessor not less than 270 days prior to the expiration of the initial term hereof, provided that Lessee is not then in default of any of the provisions of this Lease beyond any applicable notice and cure period.

     2. Fair Market Rental. If Lessee exercises the right to extend the term, then the Minimum Monthly Rent shall be adjusted to equal the Fair Market Rental for the premises as of the date of the commencement of such Extended Term, pursuant to the procedures hereinafter set forth. The term "Fair Market Rental" means the Minimum Monthly Rent chargeable for the Leased Premises based upon the following factors applicable to the Leased Premises or any comparable premises:

          (a) Rental rates being charged for comparable premises in the same geographical location;
          (b)  The relative locations of the comparable premises;
          (c) Improvements, or allowances provided for improvements, or to be provided;
          (d)  Rental adjustments, if any, or rental concessions;
          (e)  Services and utilities provided or to be provided;
          (f)  Use limitations or restrictions;
          (g)  Any other relevant Lease terms or conditions.

     In no event, however, shall the Fair Market Rental be less than the Minimum Monthly Rent in effect immediately prior to the commencement date of the Extended Term in question. The Fair Market Rental evaluation may include provision for further rent adjustments during the Extended Term if such adjustments are commonly required in the market place for similar types of leases.

     3. Determination of Fair Market Rental. Upon exercise of the right to extend the term, and included within the Notice of Exercise, Lessee shall notify Lessor of its opinion of Fair Market Rental as above defined for the Extended Term. If Lessor disagrees with Lessee's opinion of the Fair Market Rental, it shall so notify Lessee ("Lessor's Value Notice") within thirty (30) days after receipt of Lessee's Notice of Exercise. If the parties are unable to resolve their differences within ten (10) business days thereafter, either party may apply for Arbitration as provided below. If neither party applies for Arbitration within ten (10) business days after receipt by Lessee of Lessor's Value Notice, Lessee shall be bound to the Fair Market Rental stated in Lessor's Value Notice. Should either party elect to arbitrate, and if the arbitration is not concluded before the commencement of the Extended Term, Lessee shall pay Minimum Monthly Rent to Lessor in an amount equal to the Fair Market Rental set forth in Lessor's Value Notice, until the Fair Market Rental is determined in accordance with the arbitration provisions hereof ("Arbitration"). If the Fair Market Rental as determined by Arbitration differs from that stated in Lessor's Value Notice, then any adjustment required to correct the amount previously paid by Lessee shall be made by payment by the appropriate party within thirty (30) days after the determination of Fair Market Rental by Arbitration has been concluded, as provided herein, together with interest thereon, which shall be deemed to have accrued from the date of overpayment or underpayment until the date of the corrective payment at the interest rate specified in Section 49.16.. Lessee shall be obligated to make payment during the entire Extended Term of


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


the Minimum Monthly Rent determined in accordance with the Arbitration procedures hereunder.

     4. Arbitration. In the event either party seeks Arbitration of Fair Market Rental under the provisions hereof for the Extended Term, the other party shall be bound to submit the matter for determination by Arbitration. The Arbitration shall be conducted and determined in the County where the Leased Premises are located.

     5. Demand for Arbitration. A party demanding Arbitration hereunder shall make its demand in writing ("Demand Notice") within ten (10) business days after service of Lessor's Value Notice. A copy of the Demand Notice shall be sent to the President of the Real Estate Board for the county in which the Leased Premises are located. If there is no Real Estate Board of Board President for the county in which the premises are located, then a copy of the Demand Notice shall be sent to the Presiding Judge of the highest trial court in such county for the state in which the Leased Premises are located. The Board President, or Presiding Judge, whichever is applicable, is hereinafter referred to as the "Appointer".

     The Appointer, acting in his personal, private capacity, shall appoint within ten (10) days thereafter a disinterested, independent real estate appraiser who is a member of the American Institute of Real Estate Appraisers with at least seven (7) years' experience appraising properties in the same county for the general type of use to which the Leased Premises are devoted under the terms of this Lease, i.e. Shopping Center, Office, Retail. The Arbitrator shall be a person who would be qualified to serve as an expert witness and to give opinion testimony addressed to the issue in a court of competent jurisdiction. Such a party is hereinafter referred to as the "Arbitrator". The parties may, however, before sending the Demand Notice to the Appointer, mutually agree upon an Arbitrator of their own choice, in which event such appointment shall nullify the necessity of appointment of an Arbitrator by an Appointer.

     6. Decision of the Arbitrator. The Arbitrator so selected shall, within twenty (20) days after his appointment, state in writing his determination as to whether Lessor's valuation, or Lessee's valuation of Fair Market Rental, most closely approximates his own. The Arbitrator may not state his own opinion of Fair Market Rental, but is strictly limited to the selection of Lessor's Fair Market Rental evaluation as stated in Lessor's Value Notice or Lessee's Fair Market Rental evaluation as stated in the Notice of Exercise. The Arbitrator shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right to cross examine. The Arbitrator shall have no right to propose a middle ground or any modification of either of the proposed valuations, and shall have no power to modify the provisions of this Lease. The valuation so chosen as most closely approximating that of the Arbitrator shall constitute the decision of the Arbitrator and shall be final and binding upon the parties, absent fraud or gross error. The Arbitrator shall render a decision and award in writing, with counterpart copies to each party and judgment thereon may be entered in any court of competent jurisdiction.

     7. Successor Arbitrator; Fees and Expenses. In the event of failure, refusal, or inability of the Arbitrator to act in a timely manner, a successor shall be appointed in the same manner as such Arbitrator was first chosen hereunder, if such Arbitrator was chosen by an Appointer. If chosen by mutual agreement, the parties shall, in this succeeding instance, choose the Arbitrator through means of the procedure for the Appointer. The fees and expenses of the Arbitrator and the administrative hearing fee, if any, shall be divided equally between the parties. Each party shall bear its own attorneys' fees and other expenses including fees for witnesses in presenting evidence to the Arbitrator.

II.  Parking:

     Lessor will maintain a parking ratio of 4.18 vehicles per 1,000 rentable square feet at no cost to Lessee during the Lease Term or any extensions.

III. Tenant Signage:

     Lessor shall provide Lessee with Building standard directory and interior building signage


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


at Lessor's cost.

IV.  Broker:

     Lessor recognizes Jeffery H. Cole as Lessee's exclusive representative and recognizes Paul Jerue of Broderick Group, Inc. as Lessor's exclusive representative and shall be responsible for payment of a real estate leasing commission to them in accordance with the terms of Lessor's separate listing agreement.



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